EXHIBIT 4.25

PNC BANK, NATIONAL ASSOCIATION

ISSUING AND PAYING AGENCY AGREEMENT

THIS AGREEMENT, dated as of January 16, 2014, between PNC Bank, National Association, a national banking association chartered under the laws of the United States, as Issuer (the “Bank”), and PNC Bank, National Association, as issuing and paying agent (the “Issuing and Paying Agent,” which term shall also refer to any duly appointed successor thereto) for the benefit of the named parties herein and for the benefit of the holders (the “Holders”) of the Bank Notes (as defined below) as described in that certain Offering Circular dated January 16, 2014, as amended or supplemented (the “Offering Circular”).

WITNESSETH:

SECTION 1. Appointment of Issuing and Paying Agent. The Bank proposes to issue from time to time, pursuant to the Distribution Agreement, dated January 16, 2014 (the “Distribution Agreement”), between the Bank and the dealers named therein (the “Dealers”) its Bank Notes (each, a “Bank Note” and collectively, the “Bank Notes”) in such amounts as may be duly authorized by the Bank.

Each Bank Note will be issued in book-entry form and will be represented by a global certificate (each, a “Global Bank Note” and collectively, the “Global Bank Notes”) registered in the name of Cede & Co. or another nominee of The Depository Trust Company, as depositary (“DTC,” which term includes any successor thereof, which successor shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law) (each beneficial interest in a Global Bank Note, a “Book-Entry Bank Note” and collectively, the “Book-Entry Bank Notes”).

The Bank hereby appoints the Issuing and Paying Agent to act, on the terms and conditions specified herein, as issuing and paying agent for the Global Bank Notes and as registrar, transfer agent and authenticating agent for the Global Bank Notes and to perform such other responsibilities as are described herein and in the Administrative Procedures attached as Exhibit A hereto, as such Administrative Procedures may be amended from time to time, and the Issuing and Paying Agent hereby accepts such appointments. For the avoidance of doubt, the procedures outlined in the Administrative Procedures are intended only as guidelines and may be modified, amended or supplemented in writing with respect to any particular issue of Bank Notes as agreed among the Bank, the relevant Dealer(s) and the Issuing and Paying Agent, as the context requires. Nothing in the Administrative Procedures shall be construed to vary, alter, modify, amend or supersede any provision of or obligation contained in this Agreement, the Distribution Agreement, the Bank Notes, the Offering Circular or any pricing supplement to the Offering Circular (each, a “Pricing Supplement”).

The aggregate principal amount of the Global Bank Notes which may be issued and outstanding under this Agreement at any one time is $25,000,000,000; provided, that such maximum aggregate principal amount may be increased at any time pursuant to a resolution duly adopted by the board of directors of the Bank, which resolution shall be promptly provided to the Issuing and Paying Agent.

The Issuing and Paying Agent shall exercise due care in the performance of its obligations hereunder and shall perform such obligations in a manner consistent with industry standards.

SECTION 2. Global Bank Note Forms; Terms; Execution.

(i) The Global Bank Notes shall be substantially (i) in the form set forth in Exhibit B-1 hereto if such Global Bank Note is a Senior Bank Note (each, a “Senior Bank Note” and collectively, the “Senior Bank Notes”) and bears interest at a fixed rate of interest (each such Global Bank Note, a “Fixed Rate Global Senior Bank Note” and collectively, the “Fixed Rate Global Senior Bank Notes”), (ii) in the form of Exhibit B-2 hereto if such Global Bank Note is a Senior Bank Note and bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each such Global Bank Note, a “Floating Rate Global Senior Bank Note” and collectively, the “Floating Rate Global Senior Bank Notes”), (iii) in the form of Exhibit B-3 hereto if such Global Bank Note is a Subordinated Bank Note (each, a “Subordinated Bank Note” and collectively, the “Subordinated Bank Notes”) and bears interest at a fixed rate of interest (each such Global Bank Note, a “Fixed Rate Global Subordinated Bank Note” and collectively, the “Fixed Rate Global Subordinated Bank Notes”), (iv) in the form of Exhibit B-4 hereto if such Global Bank Note is a Subordinated Bank Note and bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each such Global Bank Note, a “Floating Rate Global Subordinated Bank Note” and collectively, the “Floating Rate Global Subordinated Bank Notes”), or (v) in such other form as the Bank may from time to time designate.

(ii) Each Senior Bank Note issued by the Bank shall have a maturity of more than nine months from its original date of issuance and each Subordinated Bank Note shall have a maturity of more than five years from its original date of issue. The Bank Notes shall be issued in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof.

The interest rate borne by any particular Global Bank Note may vary from the interest rates borne by any other Global Bank Notes. Any such variation shall not affect the interest rate borne by any other Global Bank Notes previously issued hereunder.

Each Series of Bank Notes shall have such terms as set forth in the respective Global Bank Note and the Offering Circular, as amended or supplemented with respect to the applicable Bank Notes. As used herein, “Series” means all Bank Notes that have the same stated maturity date, interest rates and interest payment dates, if any (all as indicated in the applicable Pricing Supplement), and the terms of which, except for the original date of issue and/or the issue price, are otherwise identical, including whether the Bank Notes are listed on a particular stock exchange.

(iii) The Bank will from time to time deliver or cause to be delivered to the Issuing and Paying Agent a supply of blank Global Bank Notes in such quantities as the Bank shall determine, bearing consecutive control numbers. Each Global Bank Note will have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3 hereof) of the Bank. The Issuing and Paying Agent will acknowledge receipt of the Global Bank Notes delivered to it and will hold such blank Global Bank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Global Bank Notes in accordance with the provisions hereof.

SECTION 3. Authorized Representatives. From time to time, the Bank will furnish the Issuing and Paying Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Global Bank Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (the “Authorized Representatives”). Until the Issuing and Paying Agent receives a subsequent certificate, the Issuing and Paying Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized Representatives of the Bank. Any Global Bank Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Issuing and Paying Agent, notwithstanding that such persons shall have ceased to hold office on the date such Global Bank Note is so completed, authenticated and delivered by the Issuing and Paying Agent.

SECTION 4. Issuance Instructions; Completion, Authentication and Delivery of Global Bank Notes.

(i) All instructions regarding the completion, authentication and delivery of Global Bank Notes shall be given by an Authorized Representative of the Bank by telephone (confirmed in writing), by facsimile transmission, by electronic mail communication or by other acceptable written means by such Authorized Representative.

(ii) Upon receipt of the instructions described above, the Issuing and Paying Agent shall cause to be withdrawn the necessary and applicable Global Bank Notes from safekeeping and, in accordance with such instructions, shall:

(a) complete each Global Bank Note;

(b) record each Global Bank Note in the Bank Note Register (as defined in Section 10 hereof);

(c) cause each Global Bank Note to be manually authenticated by any one of the signatories of the Issuing and Paying Agent duly authorized and designated by it for such purpose; and

(d) hold each Global Bank Note in trust and safekeeping for and on behalf of the registered Holder thereof;

provided that instructions regarding the completion and authentication of a Global Bank Note, whether delivered by facsimile transmission, electronic mail communication or by other written means, are received by the Issuing and Paying Agent by 11:00 A.M., Pittsburgh time, on the Business Day immediately preceding the date of settlement relating to such Global Bank Note (or 9:00 A.M., Pittsburgh time, on the date of settlement relating to such Bank Note if the trade date and the date of settlement relating to such Bank Note are the same day). As used in this Agreement, the term “Business Day” shall mean, unless otherwise specified in the applicable Global Bank Note, any day that is not a Saturday or Sunday and that is not a day on which banking institutions in The City of New York or in Pittsburgh, Pennsylvania are authorized or required by law, regulation or executive order to close, and with respect to LIBOR Notes (as defined in the applicable Floating Rate Global Bank Note) only, any day that is also a London Banking Day. As used in this Agreement, “London Banking Day” means, unless otherwise specified in the applicable Global Bank Note, any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

SECTION 5. Reliance on Instructions; Request for Instructions. The Issuing and Paying Agent shall incur no liability to the Bank in acting hereunder upon instructions contemplated hereby which the Issuing and Paying Agent reasonably believed in good faith to have been given by an Authorized Representative of the Bank. In the event a discrepancy exists between the instructions as originally received by the Issuing and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling; provided that the Issuing and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such written confirmation.

Any application by the Issuing and Paying Agent for written instructions from the Bank may, at the option of the Issuing and Paying Agent, set forth in writing any action proposed to be taken or omitted by the Issuing and Paying Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Issuing and Paying Agent shall not be liable for any action taken by, or omission of, the Issuing and Paying Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Bank actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Issuing and Paying Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

SECTION 6. The Bank’s Representations and Warranties. Each instruction given to the Issuing and Paying Agent in accordance with Section 4 hereof shall constitute a representation and warranty to the Issuing and Paying Agent by the Bank that the issuance and delivery of the Global Bank Notes have been duly and validly authorized by the Bank and that the Global Bank Notes, when completed and authenticated pursuant hereto, will constitute the valid and legally binding obligations of the Bank subject to applicable receivership, conservatorship, bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors’ rights generally or the rights of creditors of depository institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation and to general equity principles. The Bank further warrants that it is free to enter into this Agreement and to perform the terms hereof.

SECTION 7. Payments of Interest; Interest Payment Dates; Record Dates. Interest payments on Global Bank Notes with maturities of greater than one year will be made: (i) in the case of the Fixed Rate Global Senior Bank Notes and Fixed Rate Global Subordinated Bank Notes (collectively, the “Fixed Rate Global Bank Notes”), semi-annually on the dates set forth in the applicable Pricing Supplement and (ii) in the case of Floating Rate Global Senior Bank Notes and Floating Rate Global Subordinated Bank Notes (collectively, the “Floating Rate Global Bank Notes”), on such dates as are specified therein (collectively, the “Interest Payment Dates”) and, in each case, at maturity or upon earlier redemption or repayment if so indicated in the applicable Global Bank Note. All such interest payments (other than interest due at maturity or upon earlier redemption or repayment) will be made to the Holders (as defined in the preamble hereto) in whose names Global Bank Notes are registered at the close of business on the fifteenth calendar day (unless otherwise specified in the applicable Global Bank Notes) (whether or not a Business Day) immediately preceding such Interest Payment Dates (a “Record Date”). Notwithstanding the foregoing, if the Original Issue Date of any Global Bank Note with a maturity of greater than one year occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Global Bank Note will be made on the second Interest Payment Date succeeding the Original Issue Date (as defined in the Global Bank Notes). Interest payments will be calculated and made in the manner provided in the applicable Global Bank Note.

If the Bank does not deposit adequate funds pursuant to Section 9 hereof with respect to the interest due on a Global Bank Note with a maturity of greater than one year on an Interest Payment Date, such interest will cease to be due to the Holder of such Global Bank Note as of the close of business on the Record Date relating to such Interest Payment Date and will be paid to the Holder of such Global Bank Note as of the close of business on a special record date to be fixed by the Issuing and Paying Agent when funds for the payment of such interest have been deposited pursuant to Section 9 hereof. Notice of such special record date shall be given by the Issuing and Paying Agent, at the Bank’s expense, to the registered Holder of such Global Bank Note not less than 10 calendar days prior to such special record date.

Interest payments on Global Bank Notes with maturities of one year or less will be made only upon maturity upon presentation and surrender of the applicable note (unless otherwise specified in the applicable note). Interest payments on Global Bank Notes with maturities of one year or less will be calculated in the manner provided in the applicable Global Bank Note.

SECTION 8. Payment of Principal. The Issuing and Paying Agent will pay the Holder of each Global Bank Note the principal amount of each such Global Bank Note, together with accrued interest and premium, if any, at maturity or upon earlier redemption or repayment.

SECTION 9. Deposit of Funds. The total amount of any principal of, premium, if any, and interest due on Global Bank Notes on any Interest Payment Date or any maturity date or date of redemption or repayment shall be paid by the Bank to the Issuing and Paying Agent as of 11:00 A.M., Pittsburgh time, in funds available for use by the Issuing and Paying Agent on such date. The Bank will make such payment on such Global Bank Notes via Fedwire to an account specified by the Issuing and Paying Agent. Upon receipt of funds from the Bank, on such date or as soon as possible thereafter, the Issuing and Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest due on a Global Bank Note on such date.

The Issuing and Paying Agent shall hold such amounts paid to it by the Bank in trust for the Holders but shall, pending payment by it to the account at the Federal Reserve Bank of New York specified above, not be under any liability for interest on monies at any time received by it pursuant to any of the terms of this Agreement or of the Global Bank Notes, nor shall the Issuing and Paying Agent be required to invest such monies.

SECTION 10. Bank Note Register; Registration, Transfer, Exchange; Persons Deemed Owners.

(i) The Issuing and Paying Agent shall maintain at its offices the Bank Note Register. The Issuing and Paying Agent is hereby appointed as Registrar for the purpose of registering Global Bank Notes and transfers of Global Bank Notes as herein provided. The term “Bank Note Register” shall mean the definitive record in which shall be recorded the names, addresses and taxpayer identifying numbers of the Holders, the serial and CUSIP numbers (or ISIN numbers and/or such other codes as indicated in the applicable Global Bank Notes or Pricing Supplement, as the case may be) of the Global Bank Notes and the Original Issue Dates thereof and details with respect to the transfer and exchange of Global Bank Notes.

(ii) Upon surrender for registration of transfer of any Global Bank Note at the offices of the Issuing and Paying Agent, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Global Bank Notes, of any authorized denominations and having identical terms and provisions and for an equal aggregate principal amount.

(iii) At the option of the Holder of a Global Bank Note, such Global Bank Note may be exchanged for other Global Bank Notes of any authorized denominations of an equal aggregate principal amount and having identical terms and provisions, upon surrender of the Global Bank Notes to be exchanged at the designated offices of the Issuing and Paying Agent. Whenever any Global Bank Notes are so surrendered for exchange, the Bank shall execute, and the Issuing and Paying Agent shall complete, authenticate and deliver, the Global Bank Notes which the Holder of the Global Bank Note making the exchange is entitled to receive. Except as provided below, owners of beneficial interests in a Global Bank Note representing Book-Entry Bank Notes will not be entitled to have such Book-Entry Bank Notes registered in their names, will not receive or be entitled to receive physical delivery of Bank Notes in certificated form and will not be considered the owners or Holders thereof under this Agreement. However, if DTC notifies the Bank that it is unwilling or unable to continue as depositary or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 90 days, or the Bank in its sole discretion determines not to have Book-Entry Bank Notes represented by one or more Global Bank Notes, then Global Bank Notes representing Book-Entry Bank Notes may be exchanged in whole for definitive Bank Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, upon surrender of the Global Bank Notes to be exchanged at the offices of the Issuing and Paying Agent.

(iv) Notwithstanding the foregoing, the Issuing and Paying Agent shall not register the transfer of or exchange (i) any Global Bank Note that has been called for redemption in whole or in part, except the unredeemed portion of Global Bank Notes being redeemed in part, (ii) any Global Bank Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Global Bank Note in violation of the legend contained on the face of such Global Bank Note.

(v) All Global Bank Notes issued upon any registration of transfer or exchange of Global Bank Notes shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Global Bank Notes surrendered upon such registration of transfer or exchange.

(vi) Every Global Bank Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer with such evidence of due authorization and guaranty of signature as may reasonably be required by the Issuing and Paying Agent, in form satisfactory to the Issuing and Paying Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

(vii) No service charge shall be made to a Holder of Global Bank Notes for any transfer or exchange of Global Bank Notes, but the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

(viii) The Bank and the Issuing and Paying Agent, and any agent of the Bank or the Issuing and Paying Agent may treat the Holder in whose name a Global Bank Note is registered as the owner of such Global Bank Note for all purposes, whether or not such Global Bank Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

SECTION 11. Mutilated, Destroyed, Lost, or Stolen Global Bank Notes. In case any Global Bank Note shall at any time become mutilated, destroyed, lost or stolen, and such Global Bank Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent (together with indemnity hereinafter referred to and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent) shall be delivered to the Issuing and Paying Agent, the Bank shall execute a new Global Bank Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Global Bank Note or in lieu of the Global Bank Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Global Bank Note, only upon receipt of evidence satisfactory to the Issuing and Paying Agent and the Bank that such Global Bank Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to each of them. The Issuing and Paying Agent shall authenticate any such substituted Global Bank Note and deliver the same upon the written request or authorization of any Authorized Representative of the Bank. Upon the issuance of any substituted Global Bank Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation, authentication and delivery of a new Global Bank Note. If any Global Bank Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Global Bank Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Global Bank Note) upon compliance by the Holder with the provisions of this Section.

SECTION 12. Cancellation. All Global Bank Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any person other than the Issuing and Paying Agent, be delivered to the Issuing and Paying Agent and shall be promptly cancelled by it. The Bank may at any time deliver to the Issuing and Paying Agent for cancellation any Global Bank Notes previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Global Bank Notes so delivered shall be promptly cancelled by the Issuing and Paying Agent. No Global Bank Note shall be authenticated in lieu of or in exchange for any Global Bank Note cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Global Bank Notes held by the Issuing and Paying Agent shall be returned to the Bank.

SECTION 13. Redemption of Global Bank Notes.

(i) Unless otherwise specified in the applicable Global Bank Note, if any Global Bank Notes are to be redeemed prior to maturity, the Bank shall notify the Issuing and Paying Agent not more than 60 nor less than 45 calendar days prior to the date fixed by the Bank for such redemption (the “Redemption Date”) of the Bank’s election to redeem such Global Bank Notes in whole or in part in increments of $1,000 (provided that the remaining principal amount of any such Global Bank Note and each related Book-Entry Bank Note shall be at least $250,000).

(ii) Whenever less than all the Global Bank Notes at any time outstanding are to be redeemed, the terms of the Global Bank Notes to be so redeemed shall be selected by the Bank. If less than all the Global Bank Notes with identical terms at any time outstanding are to be redeemed, the Global Bank Notes to be so redeemed shall be selected by the Issuing and Paying Agent pro rata by lot or in any usual manner approved by it or required by DTC. The Issuing and Paying Agent shall promptly notify the Bank in writing of the Global Bank Notes selected for redemption and, in the case of Global Bank Notes selected for partial redemption, the principal amount thereof to be redeemed.

(iii) Unless otherwise specified in the applicable Global Bank Note, notice of redemption shall be given by the Issuing and Paying Agent, at the Bank’s expense, by first-class mail, postage prepaid, mailed not more than 60 nor less than 30 calendar days prior to the Redemption Date, to each Holder of such Global Bank Note to be redeemed, at its address appearing in the Bank Note Register. All notices of redemption shall identify the Global Bank Notes to be redeemed (including CUSIP number) and shall state: (i) the Redemption Date; (ii) the redemption price, which shall be determined in accordance with the terms of the Global Bank Note (the “Redemption Price”), (iii) if less than all of the Global Bank Notes at any time outstanding are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Global Bank Notes to be redeemed; (iv) that on the Redemption Date the Redemption Price plus accrued interest, if any, to the Redemption Date will become due and payable with respect to each Global Bank Note to be redeemed and that interest thereon will cease to accrue on and after said date; and (v) the place or places where such Global Bank Notes are to be surrendered for payment.

(iv) Notice of redemption having been given as described above, the Global Bank Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date such Global Bank Notes shall cease to bear interest. The Bank shall deposit funds with the Issuing and Paying Agent prior to the Redemption Date which are sufficient to redeem such Global Bank Notes which are scheduled to be so redeemed. Upon surrender of any such Global Bank Notes for redemption in accordance with such notice, the Issuing and Paying Agent shall pay such Global Bank Notes at the Redemption Price, together with unpaid interest accrued on such Global Bank Notes at the applicable rate borne by such Global Bank Notes to the Redemption Date.

(v) Any Global Bank Note which is to be redeemed only in part shall be surrendered to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes, of any authorized denomination as requested by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof), in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Global Bank Note so surrendered.

(vi) The Bank, in issuing the Global Bank Notes, may use “CUSIP” numbers (if then generally in use) and, if so, the Issuing and Paying Agent shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Global Bank Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Global Bank Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

(vii) To the extent then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the Office of the Comptroller of the Currency (the “OCC”)), the Subordinated Bank Notes may not be redeemed, in whole or in part, prior to maturity at the option of the Bank, unless it has obtained the prior approval of the Office OCC.

SECTION 14. Repayment of Global Bank Notes.

(i) Unless otherwise specified in the applicable Bank Note, in order for any Global Bank Note to be repaid in whole or in part at the option of the Holder thereof (if such optional repayment is applicable to such Bank Notes), such Global Bank Note must be delivered by the Holder thereof, with the form entitled “Option to Elect Repayment” (set forth in such Global Bank Note) duly completed, to the Issuing and Paying Agent at its offices located at the address set forth in Section 21 hereof, or such other place or places of which the Bank shall from time to time notify the Holders of the Global Bank Notes, not more than 60 nor less than 30 calendar days prior to any date fixed for such repayment of such Global Bank Notes (the “Optional Repayment Date”).

(ii) Unless otherwise specified in the applicable Bank Note, upon surrender of any Global Bank Note for repayment in accordance with the provisions set forth above, the Global Bank Note to be repaid shall, on the Optional Repayment Date, become due and payable, and the Issuing and Paying Agent shall pay such Global Bank Note on the Optional Repayment Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

(iii) If less than the entire principal amount of any Global Bank Note is to be repaid, the Holder thereof shall specify the portion thereof (which shall be in increments of $1,000) which such Holder elects to have repaid and shall surrender such Global Bank Note to the Issuing and Paying Agent, and the Issuing and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Global Bank Note so surrendered and in such denominations as shall be specified by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof).

(iv) To the extent then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the OCC), any Subordinated Notes which are repayable at the option of the Holder thereof, in whole or in part, prior to maturity will not be repayable without the prior approval of the OCC.

SECTION 15. Acceleration of Maturity. If an Event of Default (as defined in the applicable Global Bank Note) with respect to a Senior Bank Note or Subordinated Bank Note, as the case may be, issued by the Bank shall occur and be continuing, then the Holder of the applicable Senior Bank Note or Subordinated Bank Note may declare the principal amount of, and accrued interest and premium, if any, on such Senior Bank Note or Subordinated Bank Note due and payable by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. The Bank shall promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent shall promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Senior Bank Notes or the Subordinated Bank Notes, as the case may be, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default. Any Event of Default with respect to a Bank Note may be waived by the Holder thereof. Notwithstanding the foregoing, payment of principal on the Subordinated Bank Notes may be accelerated only in the case of insolvency or liquidation of the Bank or similar proceeding as specified in the applicable Bank Note and no repayment pursuant to an acceleration of maturity may be made on the Subordinated Notes without the prior written approval of any bank supervisory authority having jurisdiction over the Bank and requiring such approval.

SECTION 16. Application of Funds; Return of Unclaimed Funds. Any monies paid by the Bank and held by the Issuing and Paying Agent in trust for payment of principal of, premium, if any, or interest on, any Global Bank Notes that remain unclaimed for two years following the date on which such principal, premium or interest shall have become due and payable shall be returned to the Bank by the Issuing and Paying Agent and the Issuing and Paying Agent shall inform the Bank as to the specific Global Bank Notes to which such monies related, and any Holder shall thereafter look, as an unsecured general creditor, only to the Bank for the payment thereof and all liability of the Issuing and Paying Agent with respect to such trust monies shall thereupon cease. Any funds deposited by the Bank with the Issuing and

Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note shall be held in trust on behalf of the Bank by the Issuing and Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note until paid or returned to the Bank.

SECTION 17. Cancellation of Unissued Notes. Upon the written request of the Bank, the Issuing and Paying Agent promptly shall cancel and return to the Bank all unissued Bank Notes in its possession.

SECTION 18. Liability. Neither the Issuing and Paying Agent nor its directors, officers, employees or agents shall be liable to the Bank for any act or omission hereunder except in the case of gross negligence or willful misconduct. The duties and obligations of the Issuing and Paying Agent, its directors, officers and employees shall be determined by the express provisions of this Agreement and no implied covenants shall be read into this Agreement against any of them. Neither the Issuing and Paying Agent nor any of its directors, officers or employees shall be required to ascertain whether any issuance or sale of Bank Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Issuing and Paying Agent in good faith has determined that the facsimile or manual signature of the Authorized Representative or any person who has been designated by the Authorized Representative in writing to the Issuing and Paying Agent reasonably resembles the specimen signatures filed with the Issuing and Paying Agent) or is in compliance with any other agreement to which the Bank is a party (whether or not the Issuing and Paying Agent is also a party to such other agreement), and the Issuing and Paying Agent and each of its officers and employees shall be entitled to rely upon any instructions reasonably believed (in accordance with Section 3 hereof) by the Issuing and Paying Agent and its officers and employees to be given on behalf of the Bank by an Authorized Representative or by any person who has been designated by an Authorized Representative in writing to the Issuing and Paying Agent as a person authorized to give such instructions hereunder, whether or not in fact given by the Authorized Representative or such designated person. In no event shall the Issuing and Paying Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Issuing and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Issuing and Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Issuing and Paying Agent shall not be responsible for any misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder. The Issuing and Paying Agent may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. The Issuing and Paying Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

SECTION 19. Indemnification, Risk of Funds. The Bank shall indemnify and hold harmless the Issuing and Paying Agent, its directors, officers, employees and agents from and against all actions, claims, losses, damages, liabilities, costs and expenses (including reasonable legal fees and expenses) relating to or arising out of their actions or inactions taken or omitted to be taken by the Issuing and Paying Agent in good faith in connection with its performance under this Agreement including, but not limited to, any actions taken or omitted upon instructions by the Bank (in accordance with Section 3) or the issuance, delivery, payment or non-payment of any Bank Note or interest thereon, or other receipt of other funds for the payment of the Bank Notes or interest or premium thereon; provided, however, that the Issuing and Paying Agent shall be liable for, and shall not be entitled to be indemnified or held harmless from, any actions, claims, losses, damages, liabilities, costs and expenses (including reasonable legal fees and expenses) to the extent caused by the gross negligence, bad faith or willful misconduct of its directors, officers, employees or agents. This indemnity shall survive the termination of this Agreement.

No provision of this Agreement shall require the Issuing and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 20. Compensation of the Issuing and Paying Agent. The Bank agrees to pay the compensation of the Issuing and Paying Agent, at such rates as shall be mutually agreed upon in writing between the Bank and the Issuing and Paying Agent from time to time. The Bank shall reimburse upon demand the Issuing and Paying Agent for all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made by the Issuing and Paying Agent with respect to the Bank in accordance with any provisions of this Agreement, except any such expense, disbursement or advance proven to be attributable to the breach of this Agreement or the gross negligence, bad faith or willful misconduct of the Issuing and Paying Agent, upon receipt of such invoices as the Bank may reasonably require. The provisions of this Section 20 shall survive the termination of this Agreement.

SECTION 21. Notices.

(i) All communications by or on behalf of the Bank relating to the issuance, transfer, exchange or payment of Bank Notes or interest thereon shall be directed to the offices of the Issuing and Paying Agent located at 116 Allegheny Center Mall P8-YB35-02-8, Pittsburgh, Pennsylvania 15122, Attention: Securities Settlement, or to such other offices as the Issuing and Paying Agent shall specify in writing to the Bank. The Bank will send all Global Bank Notes to be completed and delivered by the Issuing and Paying Agent to such offices or such other offices as the Issuing and Paying Agent shall specify in writing to the Bank.

(ii) All other notices and communications hereunder shall be in writing and shall be addressed as follows:

(a)	If to the Bank:

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

6th Floor

Pittsburgh, Pennsylvania 15222

Attention: Lisa Kovac, SVP & Funding Manager

Telephone: 412-762-8400

Fax: 412-762-1728

Email: lisa.kovac@pnc.com

(b)	If to the Issuing and Paying Agent:

PNC Bank, National Association

116 Allegheny Center Mall

P8-YB35-02-8

Pittsburgh, Pennsylvania 15212

Attention: Security Settlements

SECTION 22. Resignation or Removal of Issuing and Paying Agent and Appointment of Successor Issuing and Paying Agent; Merger, Conversion and Consolidation. The Bank agrees, for the benefit of the Holders from time to time of the Bank Notes, that there shall at all times be an Issuing and Paying Agent hereunder which shall be the Bank or a bank or trust company organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision and examination by federal or state authority, until all the Global Bank Notes authenticated and delivered hereunder (A) shall have been delivered to the Issuing and Paying Agent for cancellation or (B) shall have become due and payable and funds sufficient to pay the principal of, premium, if any, and interest on, the Global Bank Notes shall have been made available for payment and either paid or returned to the Bank, whichever event occurs earlier. The foregoing capital and surplus requirements shall not be applicable if an affiliate of the Bank is appointed as successor Issuing and Paying Agent.

The Issuing and Paying Agent may resign at any time as such agent upon written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that, if the Issuing and Paying Agent is other than the Bank or its affiliate, such date shall be not less than 90 days after the giving of such notice by the Issuing and Paying Agent to the Bank. The Issuing and Paying Agent may be removed at any time as such agent by the filing with it of an instrument in writing signed by a duly authorized officer of the Bank and specifying such removal and the date, which shall be at least 30 days following receipt of such written notice, upon which it is intended to become effective. Any such resignation or removal shall take effect on the date of the appointment by the Bank of a successor agent and the acceptance of such appointment by such successor Issuing and Paying Agent that qualifies as such under the first paragraph of this Section. In the event of the resignation or removal of the Issuing and Paying Agent, if a successor agent has not been appointed by the Bank within 90 days after the giving of notice of resignation or within 30 days after receipt of notice of removal, the Issuing and Paying Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Issuing and Paying Agent. Upon any such resignation or removal, the Issuing and Paying Agent shall transfer to the successor Issuing and Paying Agent (or, if none shall have been appointed, to the Bank) all monies held by the Issuing and Paying Agent on behalf of the Bank in respect of any Global Bank Notes, any unissued Global Bank Notes and all books and records or copies thereof related to Global Bank Notes maintained by the Issuing and Paying Agent, including a copy of the Bank Note Register. Any resignation or removal hereunder shall not affect the Issuing and Paying Agent’s rights to the payment of fees earned or charges incurred through the effective date of such resignation or removal.

Any corporation or bank into which the Issuing and Paying Agent hereunder may be merged or converted, or any corporation or bank with which the Issuing and Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Issuing and Paying Agent shall be a party, or any corporation or bank to which the Issuing and Paying Agent shall sell or otherwise transfer all or substantially all of the corporate trust assets and business of the Issuing and Paying Agent, provided that it shall be qualified under the first paragraph of this Section, shall be the successor Issuing and Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 23. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto, Holders of Bank Notes, and their successors and assigns, and nothing herein, express or implied, shall give to any other persons any benefits or any legal or equitable right, remedy or claim under or by virtue of this Agreement. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all the parties hereto.

SECTION 24. Bank Notes Held by the Issuing and Paying Agent. The Issuing and Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Bank Notes with the same rights it would have if it were not acting as an issuing and paying agent hereunder.

SECTION 25. Amendment. The Bank Notes may be amended, modified or supplemented by the Bank and this Agreement may be amended, modified or supplemented by the Bank and the Issuing and Paying Agent, (a) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein or herein, (b) to make any further modifications of the terms of this Agreement necessary or desirable to allow for the issuance of any additional Bank Notes (which modifications shall not be materially adverse to Holders of Bank Notes that are then outstanding); (c) to conform any provision of the Bank Notes to the description thereof contained in the Offering Circular and/or the Pricing Supplement related to the offering of such Bank Notes, or (d) in any manner that the Bank and, in the case of this Agreement, the Issuing and Paying Agent may deem necessary or desirable and which the Bank determines, as evidenced by an opinion of counsel delivered to the Issuing and Paying Agent, will not materially adversely affect the interests of the Holders of the then outstanding Bank Notes, to all of which each Holder of Bank Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the Holders of at least 66-2/3%

of the principal amount of the Bank Notes to be affected thereby, the Bank and the Issuing and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing in any other respect this Agreement or the provisions of the applicable Bank Notes for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of this Agreement or of modifying in any manner the rights of the Holders of such Bank Notes; provided, however, that no such modification, amendment or supplement may, without the consent of the Holder of each Bank Note then outstanding and affected thereby, (i) change the stated maturity date with respect to any Bank Note or reduce or cancel the amount payable at maturity, (ii) reduce the amount payable or modify the payment date for any interest with respect to any Bank Note or vary the method of calculating the rate of interest with respect to any Bank Note, (iii) reduce any minimum interest rate and/or maximum interest rate (as such terms are defined in the Offering Circular, any applicable Global Bank Note or any Pricing Supplement) with respect to any Bank Note, (iv) modify the currency in which payments under any Bank Note appertaining thereto are to be made, (v) reduce the percentage in principal amount of outstanding Bank Notes the consent of the Holders of which is necessary to modify or amend this Agreement, or (vi) materially modify the redemption provisions relating to the redemption price or redemption date with respect to any Bank Notes. Any instrument given by or on behalf of any Holder of a Bank Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Bank Note. Any modifications, amendments or waivers to this Agreement or the provisions of the Bank Notes will be conclusive and binding on all Holders of Bank Notes, whether or not notation of such modifications, amendments or waivers is made upon the Bank Notes. It will not be necessary for the consent of the Holders of Bank Notes to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Bank Notes authenticated and delivered after the execution of any modification, amendment or supplement to this Agreement may bear a notation as to any matter provided for in that modification, amendment or supplement. New Bank Notes modified as to conform, in the opinion of the Bank and that of the Issuing and Paying Agent, as applicable, to any modification contained in any amendment may be prepared by the Bank, authenticated by the Issuing and Paying Agent, and delivered in exchange for the Bank Notes then outstanding. If the Bank and the Issuing and Paying Agent effect any modification, amendment or supplement to the provisions of any particular Bank Note, the Bank will have no obligation to make a similar modification, amendment or supplement to any other Bank Note, irrespective of the Series to which the other Bank Note may belong. Neither the Bank nor any affiliate of the Bank may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or any Bank Notes unless such consideration is offered to all Holders whose bank Notes would be subject to such consent, waiver or amendment and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 26. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed in such Commonwealth, without regard to conflicts of laws principles.

SECTION 27. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 28. Information Requirements. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Issuing and Paying Agent such information as it may request, from time to time, in order for the Issuing and Paying Agent to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow them to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

PNC BANK, NATIONAL ASSOCIATION, as the Bank

By:	/s/ Lisa M. Kovac
	Name:	Lisa M. Kovac
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as the Issuing and Paying Agent

By:	/s/ Randall C. King
	Name:	Randall C. King
	Title:	Executive Vice President

Exhibit A-1

(Administrative Procedures)

ADMINISTRATIVE PROCEDURES

FOR FIXED RATE AND FLOATING RATE

SENIOR AND SUBORDINATED BANK NOTES

With maturities of more than nine months from date of issuance

(Dated as of January 16, 2014)

Senior Bank Notes (the “Senior Notes”) and Subordinated Bank Notes (the “Subordinated Notes,” and together with the Senior Notes, the “Notes”) are to be offered from time to time for sale by PNC Bank, National Association, a banking association chartered under the laws of the United States, through each of Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, PNC Capital Markets LLC, Sandler O’Neill & Partners, L.P., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC who, as dealers (each, a “Dealer” and, collectively, the “Dealers”), will purchase the Notes as principal from the Issuing Bank for resale to investors and other purchasers at varying prices relating to prevailing market prices at the time of resale as determined by the applicable Dealer or, if so specified in the applicable Disclosure Package (as defined in the Distribution Agreement) or Pricing Supplement, for resale at a fixed public offering price. If agreed to by the Issuing Bank and the applicable Dealer, such Dealer may utilize its reasonable efforts on an agency basis to solicit offers to purchase the Notes at 100% of the principal amount thereof. Only those provisions in these Administrative Procedures that are applicable to the particular role that a Dealer will perform shall apply.

The Notes are being sold pursuant to a distribution agreement (the “Distribution Agreement”), dated January 16, 2014, between the Issuing Bank and the Dealers. The Distribution Agreement provides both for the sale of Notes by the Issuing Bank to the Dealers as principal for resale to investors and other purchasers and for the sale of Notes by the Issuing Bank through the Dealers as agents and not as principal, in which case the Dealers will act as agents of the Issuing Bank in soliciting Note purchases. The Notes will be issued pursuant to an issuing and paying agency agreement (the “Issuing and Paying Agency Agreement”), dated as of January 16, 2014, between the Issuing Bank, as issuer, and PNC Bank, National Association, as issuing and paying agent (the “Issuing and Paying Agent”). As used herein, the term “Offering Circular” refers to the most recent offering circular, as such document may be amended or supplemented, which has been prepared by the Issuing Bank for use by the Dealers in connection with the offering of the Notes. For the avoidance of doubt, the procedures outlined in these Administrative Procedures are intended only as guidelines and may be modified, amended or supplemented in writing with respect to any particular issue of Notes as agreed among the Issuing Bank, the relevant Dealer(s) and the Issuing and Paying Agent, as the context requires. Nothing in these Administrative Procedures shall be construed to vary, alter, modify, amend or supersede any provision of or obligation contained in the Issuing and Paying Agency Agreement, the Distribution Agreement, the Bank Notes, the Offering Circular or any pricing supplement to the Offering Circular.

The Notes will be issued in book-entry form (each beneficial interest in a global Note, a “Book-Entry Note” and collectively, the “Book-Entry Notes”) and represented by one or more fully registered global Notes (each, a “Global Note” and collectively, the “Global Notes”)

delivered to the Issuing and Paying Agent, as agent for The Depository Trust Company, as depositary (“DTC,” which term includes any successor thereof), and recorded in the book-entry system maintained by DTC. Book-Entry Notes represented by a Global Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, by the owners of such Book-Entry Notes only upon certain limited circumstances described in the Offering Circular and the applicable Global Note.

In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Issuing and Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under the Letters of Representations from the Issuing Bank and the Issuing and Paying Agent to DTC, dated January 16, 2014 and a Certificate Agreement, dated August 19, 1996, as amended on January 16, 2014, between the Issuing and Paying Agent and DTC (the “Certificate Agreement”), and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Notes.

Date of Issuance/Authentication:	Each Note will be dated as of the date of its authentication by the Issuing and Paying Agent. Each Note shall also bear an original issue date (the “Original Issue Date”), which shall be the settlement date for such Note. The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:	Each Senior Note will mature on a date (the “Maturity Date”) selected by the purchaser and agreed to by the Issuing Bank which is more than nine months from its Original Issue Date and each Subordinated Note will have a Maturity Date selected by the purchaser and agreed to by the Issuing Bank which is five years or more from its Original Issue Date.

Registration:	Notes will be issued only in fully registered form.

Calculation of Interest:	Unless otherwise specified therein and in the applicable Disclosure Package or Pricing Supplement, interest (including payments for partial periods) on Fixed Rate Notes having maturities of greater than one year will be computed and paid semi-annually on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified therein and in the applicable Disclosure Package or

Pricing Supplement, interest on Fixed Rate Notes having maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity. Unless otherwise specified therein and in the applicable Pricing Supplement, interest on Floating Rate Notes will be calculated and paid on the basis of the actual number of days in the year divided by 360 in the case of LIBOR Notes and Federal Funds Rate Notes.

Redemption/Repayment:	The Notes will be subject to redemption by the Issuing Bank on and after their respective Initial Redemption Dates, if any; provided, however, that unless otherwise specified in the applicable Disclosure Package or Pricing Supplement and in the applicable Bank Note, Subordinated Notes may not be redeemed by the Issuing Bank prior to their Maturity Date without the prior written approval of the Office of the Comptroller of the Currency (the “OCC”). Initial Redemption Dates, if any, will be fixed at the time of sale and set forth in the applicable Disclosure Package or Pricing Supplement and in the applicable Note. If no Initial Redemption Dates are indicated with respect to a Note, such Note will not be redeemable prior to its Maturity Date.

The Notes will be subject to repayment at the option of the holders thereof in accordance with the terms of the Notes on their respective Holder’s Optional Repayment Dates, if any; provided, however, that unless otherwise specified in the applicable Disclosure Package or Pricing Supplement and in the applicable Bank Note, Subordinated Notes which are subject to repayment may not be repaid at the option of the holder, in whole or in part, prior to their Maturity Date without the prior written approval of the OCC. Holder’s Optional Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Disclosure Package or Pricing Supplement and in the applicable Note, and in the case of a Subordinated Note, will not be earlier than five years after the Original Issue Date of such Subordinated Note. If no Holder’s Optional Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the holder prior to its Maturity Date.

Acceptance and Rejection of Offers:	When the Dealer is soliciting offers to purchase the Notes, the Issuing Bank shall have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. Each Dealer shall promptly communicate to the Issuing Bank, orally, each offer to purchase Notes solicited by such Dealer on an agency basis, other than those offers rejected by the Dealer. Each Dealer shall have the right, without notice to the Issuing Bank, to reject any proposed purchase of Notes through it, in whole or in part.

Preparation of Disclosure Package and Pricing Supplement:	If any offer to purchase a Note is accepted by the Issuing Bank, the Issuing Bank, with the approval of the Dealer which presented such offer (the “Presenting Dealer”), will prepare (i) a Disclosure Package and (ii) a Pricing Supplement reflecting the terms of such Note.

Procedure for Changing Rates or Other Variable Terms:	When the Dealers are soliciting offers to purchase the Notes from the Issuing Bank and a decision has been reached to change the interest rate or any other variable term on any Notes being sold by the Issuing Bank, the Issuing Bank will promptly advise the Dealers and the Dealers will forthwith suspend solicitation of offers to purchase such Notes. The Dealers will telephone the Issuing Bank with recommendations as to the changed interest rates or other variable terms. At such time as the Issuing Bank advises the Dealers of the new interest rates or other variable terms, the Dealers may resume solicitation of offers to purchase such Notes. Until such time, only “indications of interest” may be recorded. Immediately after acceptance by the Issuing Bank of an offer to purchase at a new interest rate or new variable term, the Issuing Bank and the Presenting Dealer shall follow the procedures set forth under the applicable “Settlement Procedures.”

Suspension of Solicitation; Amendment or Supplement:	While the Dealers are soliciting offers to purchase Notes from the Issuing Bank, the Issuing Bank may instruct the Dealers to suspend solicitation of offers to purchase Notes at any time. Upon receipt of such instructions, the Dealers will forthwith suspend solicitation of offers to purchase Notes from the Issuing Bank until such time as the Issuing Bank has advised them that solicitation of offers to purchase may be resumed. Subject to the provisions of the Distribution Agreement, if the Issuing Bank decides to amend the Offering Circular or the Disclosure Package (excluding incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will immediately notify, with confirmation in writing to follow, the Dealers and will furnish the Dealers and their counsel with copies of the proposed amendment or supplement; provided, however, that the Issuing Bank shall be required to provide such notice and copies only to the extent that it is required to do so pursuant to the terms of the Distribution Agreement.

In the event that at the time the solicitation of offers to purchase Notes from the Issuing Bank is suspended (other than to change interest rates, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Issuing Bank which have not been settled, the Issuing Bank will promptly advise the Dealers whether such offers may be settled and whether copies of the Offering Circular or the Disclosure Package, as theretofore amended and/or supplemented, as in effect at the time of such suspension may be delivered in connection with the settlement of such orders. The Issuing Bank will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Issuing Bank determines that such orders may not be settled or that copies of such Offering Circular or the Disclosure Package may not be so delivered.

Delivery of Disclosure Package/Offering Circular:	A copy of the most recent Offering Circular and Pricing Supplement or the Disclosure Package must accompany or precede the earlier of (a) the written confirmation of a sale sent to a customer or its agent and (b) the delivery of Notes to a customer or its agent. The Issuing Bank will provide Offering Circulars or Disclosure Packages to the Dealers and the Dealers will forward Offering Circulars or Disclosure Packages to their customers or their customers’ agents.

Authenticity of Signatures:	The Dealers will have no obligations or liability to the Issuing Bank or the Issuing and Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Issuing Bank or the Issuing and Paying Agent on any Note.

Documents Incorporated by Reference:	The Issuing Bank shall supply the Dealers with copies of all documents incorporated by reference in the Offering Circular or the Disclosure Package, as may reasonably be requested by Dealer.

Business Day:	“Business Day” means, unless specified in the applicable Note, any day that is not a Saturday or Sunday and that in The City of New York or in Pittsburgh, Pennsylvania is not a day on which banking institutions are authorized or required by law, regulation or executive order to close, and with respect to Notes as to which LIBOR is an applicable Interest Rate Basis (as defined below), is also a London Banking Day. “London Banking Day,” unless otherwise specified in the applicable Note, means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Issuance:	All Fixed Rate Notes of the Issuing Bank issued in book-entry form having the same Original Issue Date, Interest Rate, Interest Payment Dates, Regular Record Dates, Default Rate, Maturity Date, redemption and/or repayment terms, if any, original issue discount terms, if any, and otherwise having identical terms and provisions (collectively, the “Fixed Rate Terms”) will be represented initially by a single Global Note in fully registered form; and all Floating Rate Notes of the Issuing Bank issued in book-entry form having the same Original Issue Date, interest rate basis upon which interest may be determined (each, an “Interest Rate Basis”), which may be LIBOR, the Federal Funds Rate or any other rate set forth by the Issuing Bank in a Floating Rate Note,

Initial Interest Rate, Index Maturity, Spread and/or Spread Multiplier, if any, Regular Record Dates, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Interest Payment Dates, Interest Payment Period, Interest Reset Dates, Interest Reset Period, LIBOR page, if any, Calculation Agent, Default Rate, Maturity Date, redemption or repayment terms, if any, original issue discount terms, if any, and otherwise having identical terms and provisions, (collectively, the “Floating Rate Terms”) will be represented initially by a single Global Note.

Identification:	The Issuing Bank has arranged with the CUSIP Service Bureau operated by Standard & Poor’s for the American Bankers Association (the “CUSIP Service Bureau”) for the reservation of CUSIP numbers assignable to Senior Notes with maturities of more than nine months and CUSIP numbers assignable to Subordinated Notes (if the Issuing Bank is so authorized to issue Subordinated Notes), consisting of CUSIP numbers which have been reserved for and relating to Global Notes, and the Issuing Bank has delivered to DTC such list of such CUSIP numbers. The Issuing and Paying Agent will assign CUSIP numbers to Global Notes as described below under Settlement Procedure C. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Issuing and Paying Agent has assigned to the Global Notes. The Issuing and Paying Agent will notify the Issuing Bank at any time when fewer than 100 of the reserved CUSIP numbers of any series remain unassigned to Global Notes and, if it deems it necessary, the Issuing Bank will reserve additional CUSIP numbers of such series for assignment to Global Notes. Upon obtaining such additional CUSIP numbers, the Issuing Bank will deliver a list of such additional numbers to the Issuing and Paying Agent and DTC. Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note) and otherwise required to be represented by the same Global Note will instead be represented by two or more Global Notes which shall all be assigned the same CUSIP number.

Registration:	Unless otherwise specified by DTC, each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Issuing and Paying Agent. The owner of a Book-Entry Note (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the “Participants”) to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Notes in the account of such Participants. The ownership interest of such beneficial owner in such Global Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of a beneficial interest in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:	The Issuing and Paying Agent may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Book-Entry Notes, on which such Global Notes shall be exchanged for one or more replacement Global Notes; and (c) a new CUSIP number, obtained from the Issuing and Paying Agent, to be assigned to such replacement Global Note. Upon receipt of such notice, DTC will send to its Participants a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Issuing and Paying Agent will deliver to the CUSIP Service

Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Issuing and Paying Agent will exchange such Global Notes for a single Global Note bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note) in aggregate principal amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note) of principal amount of the exchanged Global Notes and an additional Global Note or Global Notes will be authenticated and issued in exchange for any remaining principal amount of such exchanged Global Notes representing such Book-Entry Notes (see “Denominations” below).

Denominations:	All Book-Entry Notes will be denominated in U.S. dollars. Book-Entry Notes will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Global Notes representing Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note). If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note) would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 (or any other then-applicable DTC limit on the maximum aggregate principal amount of a single note) principal amount of such Book-Entry Note or Notes and an additional Global Note or Global Notes will be issued to represent any remaining principal amount of such Book-Entry Notes. In such case, each of the Global Notes representing such Book-Entry Notes shall be assigned the same CUSIP number. Each owner of a beneficial interest in one or more Book-Entry Notes is required to hold that beneficial interest in denominations of $250,000 principal amount or any integral multiple of $1,000 in excess thereof of each such Book-Entry Note at all times.

Interest:	General. Interest on each Book-Entry Note will accrue from the Original Issue Date or the most recent Interest Payment Date for which interest has been paid. Each payment of interest on a Book-Entry Note shall include interest accrued through the day preceding, as the case may be, the Interest Payment Date, Maturity Date or date of earlier redemption or repayment. Interest payable on the Maturity Date or date of earlier redemption or repayment of a Book-Entry Note will be payable to the holder to whom the principal of such Book-Entry Note is payable. DTC will arrange for each pending deposit message described under Settlement Procedure D below to be transmitted to the Standard & Poor’s Ratings Services, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by the Standard & Poor’s Ratings Services.

Regular Record Dates. Unless otherwise specified in the applicable Disclosure Package or Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for a Fixed Rate Book-Entry Note with a maturity of greater than one year and for a Floating Rate Book-Entry Note shall be the date 15 calendar days (whether or not a Business Day) prior to such Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, interest on a Fixed Rate Book-Entry Note with a maturity of one year or less will be payable only at maturity to the person to whom principal shall be payable.

Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, that the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the second Interest Payment Date following the Original Issue Date. If any Interest Payment Date of a Fixed Rate Book-Entry Note falls on a day which is not a Business Day, the related payment of interest on such Fixed Rate Book-Entry Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date. If any Interest Payment Date with respect to any Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that in the case of a LIBOR Book-Entry Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.

Fixed Rate Book-Entry Notes. Unless otherwise specified in the applicable Disclosure Package or Pricing Supplement, interest payments on Fixed Rate Book-Entry Notes having maturities of greater than one year will be payable on the Interest Payment Dates specified in the Fixed Rate Book-Entry Notes and on the Maturity Date. Unless otherwise specified in the applicable Disclosure Package or Pricing Supplement, interest on Fixed Rate Book-Entry Notes having maturities of one year or less will be payable only at maturity.

Floating Rate Notes. Interest payments on Floating Rate Book-Entry Notes will be made as specified in the Floating Rate Book-Entry Note.

Notice of Interest Payments and Regular Record Dates. On the first Business Day after any Regular Record Date, the Issuing and Paying Agent will deliver to DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Book-Entry Notes. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, the Issuing and Paying Agent will notify the Standard & Poor’s Ratings Services of the interest rates determined on such Interest Determination Date.

Payments of Principal and Interest:	Payments of Interest Only. Promptly after each Regular Record Date, the Issuing and Paying Agent will deliver to the Issuing Bank and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date or date of earlier redemption or repayment) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by the Standard & Poor’s Ratings Services. On such Interest Payment Date, the Issuing Bank will pay to the Issuing and Paying Agent, and the Issuing and Paying Agent in turn will pay to DTC, an amount sufficient to pay the total amount of interest then due and owing (other than on the Maturity Date or date of earlier redemption or repayment), at the times and in the manner set forth below under “Manner of Payment.”

Payments on the Maturity Date or Date of Earlier Redemption or Repayment. On or about the first Business Day of each month, the Issuing and Paying Agent will deliver to DTC a written list of principal of, premium, if any, and interest on, each Book-Entry Note maturing on any Maturity Date or date of earlier redemption or repayment in the following month. The Issuing and Paying Agent and DTC will confirm the amounts of such principal of, premium, if any, and interest on, a Book-Entry Note on or about the fifth Business Day preceding such date. On such Maturity Date or date of earlier redemption or repayment, the Issuing Bank will pay to the Issuing and Paying Agent, and the Issuing and Paying Agent in turn will pay to DTC, the principal amount of such Book-Entry Note, together with interest and premium, if any, due on such Maturity Date or date of earlier redemption or repayment, at the times and in the manner set forth below under “Manner of Payment.” If any Maturity Date or date of earlier redemption or repayment of a Book-Entry Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, such Book-Entry Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment were due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be. Promptly after payment to DTC of the principal of, premium, if any, and interest due on, the Maturity Date or date of earlier redemption or repayment of all Book-Entry Notes represented by a Global Note, the Issuing and Paying Agent will cancel such Global Note and deliver such Global Note to the Issuing Bank with an appropriate debit advice. On the first Business Day of each month, the Issuing and Paying Agent will deliver to the Issuing Bank a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

Manner of Payment. The total amount of any principal of, premium, if any, and interest on, Book-Entry Notes due on any Interest Payment Date or Maturity Date or date of earlier redemption or repayment shall be paid by the Issuing Bank to the Issuing and Paying Agent in immediately available funds available for use by the Issuing and Paying Agent no later than 1:00 p.m., New York City time, on such date. The Issuing Bank will make such payment on such Book-Entry Notes by instructing the Issuing and Paying Agent to withdraw funds from an account maintained by the Issuing Bank at the Issuing and Paying Agent. The Issuing Bank will confirm such instructions in writing to the Issuing and Paying Agent. Upon receipt of such funds, the Issuing and Paying Agent will pay by separate wire transfer (using message entry instructions in a form previously specified by DTC) to an account previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest on, a Book-Entry Note on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names Book-Entry Notes are recorded in the book-entry system maintained by DTC. Neither the Issuing Bank nor the Issuing and Paying Agent will have any responsibility or liability for the payment by DTC of the principal of, premium, if any, or interest on, the Book-Entry Notes to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Note.

Settlement Procedures:	Settlement Procedures with regard to Book-Entry Notes purchased by each Dealer as principal or sold by each Dealer, as agent of the Issuing Bank, will be as follows:

	A.	The Presenting Dealer will advise the Issuing Bank by telephone, confirmed by facsimile, of the following settlement information:

		1.	Principal amount of such Book-Entry Notes.

		2.	Whether the Note is a Senior Note or a Subordinated Note.

		3.	(a)	Fixed Rate Book-Entry Notes:

				(i)	Interest Rate;

				(ii)	Interest Payment Dates for Fixed Rate Book-Entry Notes; and

			(b)	Floating Rate Book-Entry Notes:

				(i)	Initial Interest Rate;

				(ii)	Interest Rate Basis;

				(iii)	Index Maturity;

				(iv)	Spread and/or Spread Multiplier, if any;

				(v)	Maximum Interest Rate, if any;

				(vi)	Minimum Interest Rate, if any;

				(vii)	Interest Payment Dates;

				(viii)	Interest Payment Period;

(ix) Interest Reset Dates;

(x) Calculation Agent (if other than the Issuing and Paying Agent);

(xi) Interest Reset Period;

(xii) Other terms, if any.

	4.	Price to public, if any, of such Book-Entry Notes (if such Book-Entry Notes are not being offered “at the market”).

	5.	Settlement Date (Original Issue Date).

	6.	Trade Date.

	7.	Maturity Date.

	8.	Redemption provisions, if any, including: Initial Redemption Date, Initial Redemption Percentage and Annual Redemption Percentage Reduction.

	9.	Repayment provisions, if any, including: Holder’s Optional Repayment Date(s).

	10.	The Presenting Dealer’s commission or discount, as applicable.

	11.	Such other information specified with respect to such Book-Entry Notes.

B.	If any offer to purchase a Note is accepted by the Issuing Bank, the Issuing Bank, with the approval of the Presenting Dealer, will prepare a Disclosure Package reflecting the terms of such Note and a Pricing Supplement reflecting the information set forth in Settlement Procedure A above, and will transmit the Pricing Supplement and, to the extent not previously delivered, the Disclosure Package, to the Presenting Dealer by electronic or facsimile transmission.

C.	The Issuing Bank will advise the Issuing and Paying Agent by electronic means, telephone (confirmed in writing at any time on the same date), facsimile transmission or by other acceptable means of the information set forth in Settlement Procedure A above, and the name of the Presenting Dealer. The Issuing and Paying Agent on behalf of the Issuing Bank will assign a

CUSIP number of the appropriate series to the Global Note representing such Book-Entry Notes and will notify the Issuing Bank by facsimile transmission or other electronic transmission of such CUSIP number as soon as practicable, and as soon thereafter as practicable, the Issuing Bank will notify the Presenting Dealer by telephone of such CUSIP number. Each such instruction given by the Issuing Bank to the Issuing and Paying Agent will constitute a representation and warranty by the Issuing Bank to the Issuing and Paying Agent and the Dealers that (i) the issuance and delivery of such Global Note has been duly and validly authorized by the Issuing Bank and (ii) that such Global Note, when completed, authenticated and delivered pursuant to the Issuing and Paying Agency Agreement, will constitute the valid and legally binding obligation of the Issuing Bank.

D.	The Issuing and Paying Agent will communicate to DTC and the Presenting Dealer through DTC’s Participant Terminal System, a pending deposit message specifying the following settlement information:

	1.	The information set forth in Settlement Procedure A.

	2.	The identification numbers of the participant accounts maintained by DTC on behalf of the Issuing and Paying Agent and the Presenting Dealer.

	3.	Identification as a Senior Note or a Subordinated Note.

	4.	Identification as a Fixed Rate Book-Entry Note or Floating Rate Book-Entry Note.

	5.	The initial Interest Payment Date for each Global Note representing such Book-Entry Notes, the number of days by which such date succeeds the related Regular Record Date for DTC purposes and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Issuing and Paying Agent).

	6.	The CUSIP number of each Global Note representing such Book-Entry Notes.

	7.	Whether such Global Note represents any other Notes issued or to be issued in book-entry form.

E.	The Issuing and Paying Agent will complete, authenticate and deliver to DTC by retention as custodian for DTC the Global Note representing such Book-Entry Notes in a form that has been approved by the Issuing Bank, the Issuing and Paying Agent and the Dealers.

F.	DTC will credit the Book-Entry Notes represented by such Global Note to the participant account of the Issuing and Paying Agent maintained by DTC except as provided in Settlement Procedure H below.

G.	The Issuing and Paying Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Book-Entry Notes to the Issuing and Paying Agent’s participant account and credit such Book-Entry Notes to the participant account of the Presenting Dealer maintained by DTC and (ii) to debit the settlement account of the Presenting Dealer and credit the settlement account of the Issuing and Paying Agent maintained by DTC, in an amount equal to the price of such Book-Entry Notes less such Dealer’s commission. Any entry of such deliver order shall be deemed to constitute a representation and warranty by the Issuing and Paying Agent to DTC that (i) the Global Note representing such Book-Entry Notes has been issued and authenticated and (ii) the Issuing and Paying Agent is holding such Global Note pursuant to the Certificate Agreement.

H.	In the case of Book-Entry Notes sold through a Dealer acting as agent, the Presenting Dealer will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Book-Entry Notes to the Presenting Dealer’s participant account and credit such Book-Entry Notes to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the

Presenting Dealer maintained by DTC, in an amount equal to the initial public offering price of such Book-Entry Notes.

	I.	Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

	J.	The Issuing and Paying Agent will credit to an account of the Issuing Bank maintained at the Issuing and Paying Agent funds available for immediate use in the amount transferred to the Issuing and Paying Agent in accordance with Settlement Procedure G.

	K.	In the case of Book-Entry Notes sold through a Dealer acting as agent, the Presenting Dealer will confirm the purchase of such Book-Entry Notes to the purchaser either by transmitting to the Participant with respect to such Book-Entry Notes a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable:	For offers to purchase Book-Entry Notes accepted by the Issuing Bank, Settlement Procedures A through K set forth above shall be completed as soon as possible. However, all information on sales settling one day or more after the Trade Date will be transmitted to DTC no later than 10:00 a.m. on the Settlement Date.

If a sale is to be settled on the same Business Day as the Trade Date, Settlement Procedure A shall be completed no later than 11:00 a.m. on such Business Day, Settlement Procedure C shall be completed no later than 12:00 p.m. on such Business Day and Settlement Procedure D shall be completed no later than 1:00 p.m. on such Business Day.

If a sale is to be settled more than one Business Day after the Trade Date, Settlement Procedures A and B must be completed no later than 4:00 p.m. on the Trade Date and Settlement Procedures C and D may, if necessary, be completed at any time on the first Business Day after such Trade Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuing and Paying Agent will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:	If the Issuing and Paying Agent fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure G, then the Issuing and Paying Agent may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Book-Entry Note to the participant account of the Issuing and Paying Agent maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all Book-Entry Notes represented by a Global Note, the Issuing and Paying Agent will mark such Global Note “cancelled,” make appropriate entries in its records and return such Global Note to the Issuing Bank. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to some of the Book-Entry Notes represented by a Global Note, the Issuing and Paying Agent will exchange such Global Note for two Global Notes, one of which shall represent the Book-Entry Notes for which such withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

In the case of any Book-Entry Note sold through a Dealer, acting as agent, if the purchase price for any

Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the applicable Dealer may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Thereafter, the Issuing and Paying Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Dealer to perform its obligations hereunder or under the Distribution Agreement, the Issuing Bank will reimburse such Dealer on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuing Bank.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Book-Entry Note that was to have been represented by a Global Note also representing other Book-Entry Notes, the Issuing and Paying Agent will provide, in accordance with Settlement Procedure E, for the authentication and issuance of a Global Note representing such remaining Book-Entry Notes and will make appropriate entries in its records.

Exhibit B-1

(Form of Fixed Rate Global Senior Bank Note)

THIS SENIOR NOTE IS AN OBLIGATION SOLELY OF PNC BANK, NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, ANY OTHER BANK OR THE PNC FINANCIAL SERVICES GROUP, INC. OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THE OBLIGATIONS EVIDENCED BY THIS SENIOR NOTE RANK EQUALLY WITH ALL OTHER UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK, EXCEPT FOR OBLIGATIONS (INCLUDING DOMESTIC (U.S.) DEPOSIT LIABILITIES) THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. UNDER APPLICABLE LAW, CLAIMS OF CERTAIN CREDITORS OF THE BANK, INCLUDING HOLDERS OF DOMESTIC (U.S.) DEPOSITS, WOULD BE ENTITLED TO PRIORITY OVER THE CLAIMS OF GENERAL UNSECURED CREDITORS (SUCH AS THE HOLDERS OF THIS SENIOR NOTE) IN THE EVENT OF A LIQUIDATION OR OTHER RESOLUTION OF THE BANK. THIS SENIOR NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS UNDER THIS SENIOR NOTE ARE NOT SECURED.

UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRSENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCHAS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SENIOR NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SENIOR NOTE MUST BE AN INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SENIOR NOTE AT ALL TIMES.

B-1-1

No. FXR-
CUSIP NO.:	REGISTERED

GLOBAL SENIOR BANK NOTE

(Fixed Rate)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

INTEREST RATE: %	MATURITY DATE:

INTEREST PAYMENT DATE(S):
[ ] At Maturity only
[ ] and of each year	INITIAL INTEREST PAYMENT DATE:
[ ] Other:

REGULAR RECORD DATES (FOR NOTES WITH MATURITIES OF MORE THAN ONE YEAR) (if other than the fifteenth calendar day (whether or not a Business Day) next preceding the applicable Interest Payment Date):

INITIAL REDEMPTION DATE:	INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:	HOLDER’S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION
[ ] 30/360
[ ] OTHER:

ADDENDUM ATTACHED:	ORIGINAL ISSUE DISCOUNT:
[ ] Yes	[ ] Yes
[ ] No	[ ] No

DEFAULT RATE: %	Total Amount of OID:
Yield to Maturity:
OTHER PROVISIONS:	Initial Accrual Period:

B-1-2

PNC Bank, National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest in arrears thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Senior Note (or any predecessor Senior Note) has been paid or duly provided for on the Interest Payment Date or Dates specified above (each, an “Interest Payment Date”), and at maturity or upon earlier redemption or repayment, if applicable, commencing on the Initial Interest Payment Date specified above at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Senior Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on the Regular Record Date, which unless otherwise specified above shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) next preceding the applicable Interest Payment Date (a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and will instead be payable to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) determined by the Issuing and Paying Agent (as defined below), notice of which shall be given to the holders of Senior Notes not less than 10 calendar days prior to such Special Record Date.

Payment of principal of, premium, if any, and interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (which may be the Bank) (the “Issuing and Paying Agent,” which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Senior Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the “Issuing and Paying Agency Agreement”) and having an office or agency (the “Issuing and Paying Agent Office”) in New York City or in the city in which the Bank is headquartered (the “Place of Payment”), where this Senior Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Senior Note may be served. The Bank has initially appointed PNC Bank, National Association as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements. The Bank may resign as or remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Senior Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately

B-1-3

available funds upon presentation and surrender of this Senior Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Senior Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Senior Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to “this Senior Note”, “hereof”, “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-1-4

IN WITNESS WHEREOF, the Bank has caused this Senior Note to be duly executed.

PNC BANK, NATIONAL ASSOCIATION

By:
Authorized Signatory

Dated:

ISSUING AND PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the Issuing and Paying Agency Agreement.

PNC BANK, NATIONAL ASSOCIATION, as the Issuing and Paying Agent

By:
Authorized Signatory

B-1-5

[Reverse]

This Senior Note is one of a duly authorized issue of Senior Bank Notes of the Bank due nine months or more from date of issue (the “Senior Notes”).

Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on Senior Notes with maturities of greater than one year will be computed on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified on the face hereof, interest on Senior Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

Any provision contained herein with respect to the calculation of the rate of interest applicable to this Senior Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Senior Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and any interest on, this Senior Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in New York City and in Pittsburgh, Pennsylvania is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

This Senior Note will not be subject to any sinking fund. If so provided on the face of this Senior Note, this Senior Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Senior Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Senior Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000 and no owner of a beneficial interest in this Senior Note shall hold a beneficial interest of less than $250,000 principal amount) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Senior Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Senior Notes at any time outstanding are to be redeemed, the terms of the Senior Notes to be so redeemed shall be selected by the Bank. If less than all the Senior Notes with identical terms at any time outstanding are to be redeemed, the Senior Notes to be so redeemed shall be selected by the Issuing and Paying Agent pro rata, by lot or in any usual manner approved by it or required by the Depositary. In the event of redemption of this Senior Note in part only, a new Senior

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Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. The Issuing and Paying Agent is not required to register the transfer of or exchange or any Senior Note that has been called for redemption in whole or in part, except the unredeemed portion of the Senior Notes being redeemed in part, during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of such redemption and ending at the close of business on the day of such mailing.

The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Senior Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

This Senior Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof either in whole or in part on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof. If no Holder’s Optional Repayment Date is specified on the face hereof, this Senior Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder’s Optional Repayment Date, if any, this Senior Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000 and no owner of a beneficial interest in this Senior Note will hold a beneficial interest of less than $250,000 principal amount) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Senior Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Senior Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements, or at such other address which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date. In the event of repayment of this Senior Note in part only, a new Senior Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

In case any Senior Note shall at any time become mutilated, destroyed, lost or stolen, and such Senior Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue and the Issuing and Paying Agent shall authenticate a new Senior Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Senior Note or in lieu of the Senior Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Senior Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Senior Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Senior Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new

B-1-7

Senior Note. If any Senior Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Senior Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Senior Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Senior Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an “Event of Default” with respect to this Senior Note: (i) default in the payment of any interest with respect to any of the Senior Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Senior Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises or an administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Senior Note may declare the principal amount of, and accrued interest and premium, if any, on, this Senior Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Senior Note may be waived by the holder hereof.

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In the event of the appointment of a receiver, liquidator or conservator for the Bank, the FDIC as conservator or receiver has broad powers with respect to contracts, including the Senior Notes, in spite of any acceleration provision.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Senior Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, banking association or other legal entity (collectively, the “corporation”) or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Senior Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Senior Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Senior Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Senior Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Senior Note and may be liquidated and dissolved.

Any action by the holder of this Senior Note shall bind all future holders of this Senior Note, and of any Senior Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in Pittsburgh, Pennsylvania, herein referred to as the “Senior Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Senior Notes and of transfers of the Senior Notes.

The transfer of this Senior Note is registerable in the Senior Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written

B-1-9

instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Senior Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Senior Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Bank may, from time to time, without the consent of any holder, issue additional Senior Notes so as to form a single tranche with this Senior Note. Any such additional Senior Notes will be “fungible” with this Senior Note for U.S. Federal income tax purposes. As used herein, “tranche” means all Senior Notes that have the same maturity date, interest payment basis, interest payment dates, if any, and other terms, except for the original issue date, issue price and initial interest payment date, if applicable.

No service charge shall be made to a holder of this Senior Note for any transfer or exchange of this Senior Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Senior Note are exchangeable for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Senior Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 90 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Senior Note. Any Senior Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Senior Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

This Senior Note may be amended, modified or supplemented by the Bank and the Issuing and Paying Agency Agreement may be amended, modified or supplemented by the Bank and the Issuing and Paying Agent, (a) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or therein, (b) to make any further modifications of the terms of the Issuing and Paying Agency Agreement necessary or desirable to allow for the issuance of any additional Senior Notes (which modifications shall not be materially adverse to Holders of Senior Notes that are then outstanding); (c) to conform any provision of this Senior Note to the description thereof contained in the Offering Circular and any Pricing Supplement related to the offering of this Senior Note, or (d) in any manner that the Bank and, in the case of the Issuing and Paying Agency Agreement, the Issuing and Paying Agent may deem necessary or desirable and which the Bank determines, as evidenced by an opinion of counsel delivered to the Issuing and Paying Agent, will not materially adversely affect the interests of the Holders of the then outstanding Senior Notes, to all of which each Holder of

B-1-10

Senior Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the Holders of at least 66-2/3% of the principal amount of the Senior Notes to be affected thereby, the Bank and the Issuing and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing in any other respect the Issuing and Paying Agency Agreement or the provisions of this Senior Note for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Issuing and Paying Agency Agreement or of modifying in any manner the rights of the Holders of this Senior Note; provided, however, that no such modification, amendment or supplement may, without the consent of the Holder of each Senior Note then outstanding and affected thereby, (i) change the stated maturity date with respect to this Senior Note or reduce or cancel the amount payable at maturity, (ii) reduce the amount payable or modify the payment date for any interest with respect to this Senior Note or vary the method of calculating the rate of interest with respect to this Senior Note, (iii) reduce any minimum interest rate and/or maximum interest rate (as such terms are defined in the Offering Circular, any applicable Global Senior Bank Note or any Pricing Supplement) with respect to this Senior Note, (iv) modify the currency in which payments under this Senior Note appertaining hereto are to be made, (v) reduce the percentage in principal amount of outstanding Senior Notes the consent of the Holders of which is necessary to modify or amend the Issuing and Paying Agency Agreement, or (vi) materially modify the redemption provisions relating to the redemption price or redemption date with respect to this Senior Note. Any instrument given by or on behalf of any Holder of this Senior Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of this Senior Note. Any modifications, amendments or waivers to the Issuing and Paying Agency Agreement or the provisions of this Senior Note will be conclusive and binding on all Holders this Senior Note, whether or not notation of such modifications, amendments or waivers is made upon this Senior Note. It will not be necessary for the consent of the Holders of this Senior Note to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Senior Notes authenticated and delivered after the execution of any modification, amendment or supplement to the Issuing and Paying Agency Agreement may bear a notation as to any matter provided for in that modification, amendment or supplement. New Senior Notes modified as to conform, in the opinion of the Bank and that of the Issuing and Paying Agent, as applicable, to any modification contained in any amendment may be prepared by the Bank, authenticated by the Issuing and Paying Agent, and delivered in exchange for the Senior Notes then outstanding. If the Bank and the Issuing and Paying Agent effect any modification, amendment or supplement to the provisions of this Senior Note, the Bank will have no obligation to make a similar modification, amendment or supplement to any other Senior Note, irrespective of the Series to which the other Senior Note may belong. Neither the Bank nor any affiliate of the Bank may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Issuing and Paying Agency Agreement or any Senior Notes unless such consideration is offered to all Holders whose Senior Notes would be subject to such consent, waiver or amendment and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

B-1-11

Prior to due presentment of this Senior Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Senior Note shall be in writing and addressed to the Bank at Three PNC Plaza, Three PNC Plaza, 225 Fifth Avenue, 6th Floor, Pittsburgh, Pennsylvania 15222, Attention: Lisa Kovac, or to such other address of the Bank as the Bank may notify the holder of this Senior Note.

This Senior Note shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania (without regard to conflicts of laws principles) and all applicable federal laws and regulations.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Senior Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

B-1-13

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Senior Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-1-14

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Senior Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

(Please print or typewrite name and address of the undersigned)

For this Senior Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Securities Settlement, or at such other place or places of which the Bank shall from time to time notify the holder of this Senior Note, not more than 60 days nor less than 30 days prior to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Senior Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Senior Note will be issued for the portion not being repaid):

$
Dated:	NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name, as written upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-1-15

Exhibit B-2

(Form of Floating Rate Global Senior Bank Note)

B-2-1

THIS SENIOR NOTE IS AN OBLIGATION SOLELY OF PNC BANK, NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, ANY OTHER BANK OR THE PNC FINANCIAL SERVICES GROUP, INC. OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THE OBLIGATIONS EVIDENCED BY THIS SENIOR NOTE RANK EQUALLY WITH ALL OTHER UNSECURED AND UNSUBORDINATED INDEBTEDNESS OF THE BANK, EXCEPT FOR OBLIGATIONS (INCLUDING DOMESTIC (U.S.) DEPOSIT LIABILITIES) THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. UNDER APPLICABLE LAW, CLAIMS OF CERTAIN CREDITORS OF THE BANK, INCLUDING HOLDERS OF DOMESTIC (U.S.) DEPOSITS, WOULD BE ENTITLED TO PRIORITY OVER THE CLAIMS OF GENERAL UNSECURED CREDITORS (SUCH AS THE HOLDERS OF THIS SENIOR NOTE) IN THE EVENT OF A LIQUIDATION OR OTHER RESOLUTION OF THE BANK. THIS SENIOR NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE OBLIGATIONS UNDER THIS SENIOR NOTE ARE NOT SECURED.

UNLESS THIS SENIOR NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRSENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCHAS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SENIOR NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SENIOR NOTE MUST BE AN INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SENIOR NOTE AT ALL TIMES.

No. FLR- REGISTERED
CUSIP NO.:

B-2-2

GLOBAL SENIOR BANK NOTE

(Floating Rate)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

INITIAL INTEREST RATE: %	MATURITY DATE:

INTEREST RATE BASIS OR BASES:	INDEX MATURITY:

IF LIBOR: Designated LIBOR Currency:	REGULAR RECORD DATES (if other than the fifteenth calendar day (whether or not a Business Day) next preceding the applicable Interest Payment Date):

IF FED FUNDS:
[ ] Federal Funds (Effective) Rate
[ ] Federal Funds Open Rate
[ ] Federal Funds Target Rate

INDEX CURRENCY:

SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:

MAXIMUM INTEREST RATE:	MINIMUM INTEREST RATE:

INTEREST PAYMENT DATES:	INTEREST PAYMENT PERIOD:

INITIAL INTEREST PAYMENT DATE:

INITIAL INTEREST RESET DATE:	INTEREST RESET PERIOD:

INTEREST RESET DATES:	CALCULATION AGENT (if other than PNC Bank, National Association):

INITIAL REDEMPTION DATE:	ANNUAL REDEMPTION PERCENTAGE REDUCTION:

INITIAL REDEMPTION PERCENTAGE:	HOLDER’S OPTIONAL REPAYMENT DATE(S):

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INTEREST CALCULATION:	DAY COUNT CONVENTION
[ ] Regular Floating Rate Senior Note [ ] Floating Rate/Fixed Rate Senior Note	[ ]	30/360 for the period from and including to but excluding .
Fixed Rate Commencement Date: Fixed Interest Rate: [ ] Fixed Rate/Floating Rate Senior Note	[ ]	Actual/360 for the period from and including to but excluding .
Fixed Interest Rate: Initial Interest Reset Date:	[ ]	Actual/Actual for the period from and including to but excluding .

[ ] Step-Up Note: Step-Up Rate Commencement Date: Step-Up Rate Adjustment:

ADDENDUM ATTACHED:	ORIGINAL ISSUE DISCOUNT:
[ ] Yes	[ ] Yes
[ ] No	[ ] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:

OTHER PROVISIONS:	DEFAULT RATE: %

B-2-4

PNC Bank, National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest in arrears thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Senior Note (or any predecessor Senior Note) has been paid or duly provided for on the Interest Payment Date or Dates specified above (each, an “Interest Payment Date”), and at maturity or upon earlier redemption or repayment, if applicable, commencing on the Initial Interest Payment Date specified above, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Senior Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on the Regular Record Date, which unless otherwise specified above shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) next preceding the applicable Interest Payment Date (a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and will instead be payable to the person in whose name this Senior Note (or any predecessor Senior Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) determined by the Issuing and Paying Agent (as defined below), notice of which shall be given to the holders of Senior Notes not less than 10 calendar days prior to such Special Record Date.

Payment of principal of, premium, if any, and interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (which may be the Bank) (the “Issuing and Paying Agent”, which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Senior Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the “Issuing and Paying Agency Agreement”) and having an office or agency (the “Issuing and Paying Agent Office”) in New York City or in the city in which the Bank is headquartered (the “Place of Payment”), where this Senior Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Senior Note may be served. The Bank has initially appointed PNC Bank, National Association as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements. The Bank may resign as or remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

B-2-5

Payment of principal of, premium, if any, and interest on, this Senior Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Senior Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Senior Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Senior Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to “this Senior Note”, “hereof”, “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-2-6

IN WITNESS WHEREOF, the Bank has caused this Senior Note to be duly executed.

PNC BANK, NATIONAL ASSOCIATION

By:
Authorized Signatory

Dated:

ISSUING AND PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes referred to in the Issuing and Paying Agency Agreement.

PNC BANK, NATIONAL ASSOCIATION as the Issuing and Paying Agent

By:
Authorized Signatory

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[Reverse]

This Senior Note is one of a duly authorized issue of Senior Bank Notes of the Bank due nine months or more from date of issue (the “Senior Notes”).

If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Senior Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as specified on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Senior Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Senior Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

This Senior Note will not be subject to any sinking fund. If so provided on the face of this Senior Note, this Senior Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Senior Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, this Senior Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000 and no owner of a beneficial interest in this Senior Note shall hold a beneficial interest of less than $250,000 principal amount) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Senior Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Senior Notes at any time outstanding are to be redeemed, the terms of the Senior Notes to be so redeemed shall be selected by the Bank. If less than all the Senior Notes with identical terms at any time outstanding are to be redeemed, the Senior Notes to be so redeemed shall be selected by the Issuing and Paying Agent pro rata, by lot or in any usual manner approved by it or required by the Depositary. In the event of redemption of this Senior Note in part only, a new Senior Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. The Issuing and Paying Agent is not required to register the transfer of or exchange of any Senior Note that has been called for redemption in whole or in part, except the unredeemed portion of the Senior Notes being redeemed in part, during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of such redemption and ending at the close of business on the day of such mailing.

The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Senior Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

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This Senior Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof either in whole or in part on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof. If no Holder’s Optional Repayment Date is specified on the face hereof, this Senior Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder’s Optional Repayment Date, if any, this Senior Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000 and no owner of a beneficial interest in this Senior Note will hold a beneficial interest of less than $250,000 principal amount) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Senior Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Senior Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements, or at such other address which the Bank shall from time to time notify the holders of the Senior Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date. In the event of repayment of this Senior Note in part only, a new Senior Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

The interest rate borne by this Senior Note shall be determined as follows:

1. If this Senior Note is designated as a Regular Floating Rate Senior Note on the face hereof or if no designation is made for Interest Calculation on the face hereof, then, except as described below or in an Addendum hereto, this Senior Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Senior Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Initial Interest Rate.

2. If this Senior Note is designated as a Fixed Rate/Floating Rate Senior Note on the face hereof, then, except as described below or in an Addendum hereto, this Senior Note shall bear interest at the Fixed Interest Rate specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Senior Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Fixed Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Initial Interest Reset Date to but excluding the Stated Maturity Date or date of earlier redemption or repayment

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shall be at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof.

3. If this Senior Note is designated as a Floating Rate/Fixed Rate Senior Note on the face hereof, then, except as described below or in an Addendum hereto, this Senior Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Senior Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to but excluding the Stated Maturity Date or date of earlier redemption or repayment shall be the Fixed Interest Rate, if such a rate is specified on the face hereof, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

4. If this Senior Note is designated as a Step-Up Note on the face hereof, then, unless as otherwise described below or in an Addendum hereto, this Senior Note will bear interest at a fixed rate of interest in effect for the period from the Original Issue Date until the Initial Interest Reset Date, as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Step-up Note is payable shall be increased as of each Interest Reset Date to a higher, predetermined rate as specified on the face hereof or in an Addendum hereto.

Notwithstanding the foregoing, if this Senior Note is designated on the face hereof as having an Addendum attached, this Senior Note shall bear interest in accordance with the terms described in such Addendum.

Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if LIBOR is an applicable Interest Rate Basis and if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

Unless otherwise specified on the face hereof, any interest payable on this Senior Note on any Interest Payment Date will equal the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and

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including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

Unless otherwise specified on the face hereof, any accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such date will be computed by dividing the interest rate applicable to such day by 360 if the Federal Funds Rate or LIBOR is an applicable Interest Rate Basis. Unless otherwise specified on the face hereof, the interest factor for this Senior Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, will be calculated in each period in the same manner as if only the applicable Interest Rate Bases specified on the face hereof applied.

The interest rate applicable to each day in an Interest Reset Period commencing on the related Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be calculated on such Interest Determination Date. The “Interest Determination Date” with respect to the Federal Funds Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; and the “Interest Determination Date” with respect to LIBOR shall be the second London Banking Day (as defined below) immediately preceding the applicable Interest Reset Date, unless the Designated LIBOR Currency is British pounds sterling, in which case the “Interest Determination Date” will be the applicable Interest Reset Date. If the interest rate of this Senior Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the “Interest Determination Date” pertaining to this Senior Note shall be the latest Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

Unless otherwise specified on the face hereof, the “Calculation Date” pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. All calculations on this Senior Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank. The determination of any interest rate by the Calculation Agent will be final and binding absent manifest error.

All percentages resulting from any calculation on this Senior Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 5.876545% (or 0.05876545) would be rounded to 5.87655% (or 0.0587655) and 5.876544% (or 0.05876544) would be rounded to 5.87654% (or 0.0587654)), and all dollar amounts used in or resulting from such calculation will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the smallest denominational unit (with one-half cent being rounded upwards).

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As used herein, “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in New York City and in Pittsburgh, Pennsylvania is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Banking Day. As used herein, unless otherwise specified on the face hereof, “London Banking Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Federal Funds Rate. If an Interest Rate Basis for this Senior Note is the Federal Funds Rate, as specified on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a “Federal Funds Rate Interest Determination Date”) in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date will be the Federal Funds Rate on such date for United States dollar federal funds as published in H.15(519) opposite the caption “Federal Funds (Effective)”, as such rate is displayed on the FEDL01 Index Page of Bloomberg L.P. (“Bloomberg”) or, if such rate is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on the FEDL01 Index Page on Bloomberg or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent, prior to 9:00 A.M., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date. As used herein, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Federal Reserve Board.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date will be the Federal Funds Rate on such date displayed on the FEDSOPEN Index page on Bloomberg, which is the Fed Funds Opening Rate as reported by Garban Intercapital (or a successor) on Bloomberg, or, if such rate does not appear on FEDSOPEN Index page on Bloomberg by 3:00 P.M., New York City time, on the Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date will be the rate on such date displayed

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under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”). If such rate is not displayed on FEDSOPEN Index page on Bloomberg or does not appear on Reuters Page 5 or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on the business day following on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 P.M., New York City time, on the Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

LIBOR. If an Interest Rate Basis for this Senior Note is LIBOR, as specified on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a “LIBOR Interest Determination Date”) in accordance with the following provisions:

(i) With regard to any Interest Determination Date, LIBOR will be the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purpose of displaying the London interbank rates of major

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banks for the Designated LIBOR Currency (“Reuters Page LIBOR01”) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If no such rate appears, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

(ii) With respect to a LIBOR Interest Determination Date on which no rate is displayed on Reuters Index Page LIBOR01 as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include the Dealers or their Affiliates) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

“Designated LIBOR Currency” means U.S. dollars unless a different currency is specified on the face hereof as to which LIBOR shall be calculated.

“Principal Financial Center” means (i) New York City for U.S. dollars, or if not U.S. dollars, the capital city of the country issuing the specified currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to U.S. dollars, Australian dollars, Canadian dollars, euros, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City, Sydney, Toronto, The City of London (solely in the case of the Designated LIBOR Currency), Wellington, Johannesburg and Zurich, respectively.

Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Senior Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Senior Note will in no event be higher than the maximum rate

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permitted by Pennsylvania law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. Unless otherwise specified on the face hereof, PNC Bank, National Association will be the Calculation Agent.

At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

In case any Senior Note shall at any time become mutilated, destroyed, lost or stolen, and such Senior Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue and the Issuing and Paying Agent shall authenticate a new Senior Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Senior Note or in lieu of the Senior Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Senior Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Senior Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Senior Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Senior Note. If any Senior Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Senior Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Senior Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Senior Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an “Event of Default” with respect to this Senior Note: (i) default in the payment of any interest with respect to any of the Senior Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Senior Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises or an administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other

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decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Senior Note may declare the principal amount of, and accrued interest and premium, if any, on, this Senior Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Senior Note may be waived by the holder hereof.

In the event of the appointment of a receiver, liquidator or conservator for the Bank, the FDIC as conservator or receiver has broad powers with respect to contracts, including the Senior Notes, in spite of any acceleration provision.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Senior Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, banking association or other legal entity (collectively, the “corporation”) or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Senior Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Senior Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption

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by the successor corporation of the due and punctual performance of all of the covenants in this Senior Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Senior Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Senior Note and may be liquidated and dissolved.

Any action by the holder of this Senior Note shall bind all future holders of this Senior Note, and of any Senior Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in Pittsburgh, Pennsylvania herein referred to as the “Senior Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Senior Notes and of transfers of the Senior Notes.

The transfer of this Senior Note is registerable in the Senior Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Senior Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Senior Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Bank may, from time to time, without the consent of any holder, issue additional Senior Notes so as to form a single tranche with this Senior Note. Any such additional Senior Notes will be “fungible” with this Senior Note for U.S. Federal income tax purposes. As used herein, “tranche” means all Senior Notes that have the same maturity date, interest payment basis, interest payment dates, if any, and other terms, except for the original issue date, issue price and initial interest payment date, if applicable.

No service charge shall be made to a holder of this Senior Note for any transfer or exchange of this Senior Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Senior Note are exchangeable for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Senior Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 90 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this

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Senior Note. Any Senior Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Senior Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Senior Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

This Senior Note may be amended, modified or supplemented by the Bank and the Issuing and Paying Agency Agreement may be amended, modified or supplemented by the Bank and the Issuing and Paying Agent, (a) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or therein, (b) to make any further modifications of the terms of the Issuing and Paying Agency Agreement necessary or desirable to allow for the issuance of any additional Senior Notes (which modifications shall not be materially adverse to Holders of Senior Notes that are then outstanding); (c) to conform any provision of this Senior Note to the description thereof contained in the Offering Circular and any Pricing Supplement related to the offering of this Senior Note, or (d) in any manner that the Bank and, in the case of the Issuing and Paying Agency Agreement, the Issuing and Paying Agent may deem necessary or desirable and which the Bank determines, as evidenced by an opinion of counsel delivered to the Issuing and Paying Agent, will not materially adversely affect the interests of the Holders of the then outstanding Senior Notes, to all of which each Holder of Senior Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the Holders of at least 66-2/3% of the principal amount of the Senior Notes to be affected thereby, the Bank and the Issuing and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing in any other respect the Issuing and Paying Agency Agreement or the provisions of this Senior Note for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Issuing and Paying Agency Agreement or of modifying in any manner the rights of the Holders of this Senior Note; provided, however, that no such modification, amendment or supplement may, without the consent of the Holder of each Senior Note then outstanding and affected thereby, (i) change the stated maturity date with respect to this Senior Note or reduce or cancel the amount payable at maturity, (ii) reduce the amount payable or modify the payment date for any interest with respect to this Senior Note or vary the method of calculating the rate of interest with respect to this Senior Note, (iii) reduce any minimum interest rate and/or maximum interest rate (as such terms are defined in the Offering Circular, any applicable Global Senior Bank Note or any Pricing Supplement) with respect to this Senior Note, (iv) modify the currency in which payments under this Senior Note appertaining hereto are to be made, (v) reduce the percentage in principal amount of outstanding Senior Notes the consent of the Holders of which is necessary to modify or amend the Issuing and Paying Agency Agreement, or (vi) materially modify the redemption provisions relating to the redemption price or redemption date with respect to this Senior Note. Any instrument given by or on behalf of any Holder of this Senior Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of this Senior Note. Any modifications, amendments or waivers to the Issuing and Paying Agency Agreement or the provisions of this Senior Note will be conclusive and binding on all Holders this Senior Note, whether or not notation of such modifications, amendments or waivers is made upon this Senior Note. It will not be necessary for the consent of the Holders of this Senior Note to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall

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approve the substance thereof. Senior Notes authenticated and delivered after the execution of any modification, amendment or supplement to the Issuing and Paying Agency Agreement may bear a notation as to any matter provided for in that modification, amendment or supplement. New Senior Notes modified as to conform, in the opinion of the Bank and that of the Issuing and Paying Agent, as applicable, to any modification contained in any amendment may be prepared by the Bank, authenticated by the Issuing and Paying Agent, and delivered in exchange for the Senior Notes then outstanding. If the Bank and the Issuing and Paying Agent effect any modification, amendment or supplement to the provisions of this Senior Note, the Bank will have no obligation to make a similar modification, amendment or supplement to any other Senior Note, irrespective of the Series to which the other Senior Note may belong. Neither the Bank nor any affiliate of the Bank may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Issuing and Paying Agency Agreement or any Senior Notes unless such consideration is offered to all Holders whose Senior Notes would be subject to such consent, waiver or amendment and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

Prior to due presentment of this Senior Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Senior Note shall be in writing and addressed to the Bank at Three PNC Plaza, Three PNC Plaza, 225 Fifth Avenue, 6th Floor, Pittsburgh, Pennsylvania 15222, Attention: Lisa Kovac, or to such other address of the Bank as the Bank may notify the holder of this Senior Note.

This Senior Note shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania (without regard to conflicts of laws principles) and all applicable federal laws and regulations.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Senior Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

B-2-20

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Senior Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Senior Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

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OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Senior Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Senior Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Securities Settlement, or at such other place or places of which the Bank shall from time to time notify the holder of this Senior Note, not more than 60 days nor less than 30 days prior to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Senior Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Senior Note will be issued for the portion not being repaid):

$

Dated:	NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name, as written upon the face of the within Senior Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-2-22

Exhibit B-3

(Form of Fixed Rate Global Subordinated Bank Note)

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THIS SUBORDINATED NOTE IS AN OBLIGATION SOLELY OF PNC BANK, NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, ANY OTHER BANK OR THE PNC FINANCIAL SERVICES GROUP, INC. OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THE OBLIGATIONS EVIDENCED BY THIS SUBORDINATED NOTE ARE SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND OTHER CREDITORS (INCLUDING, WITHOUT LIMITATION, GENERAL CREDITORS) OF THE BANK, INCLUDING CLAIMS OF HOLDERS OF ANY SENIOR NOTES AND THE BANK’S OTHER SENIOR CREDITORS AND ARE NOT SECURED. IN ADDITION, THIS SUBORDINATED NOTE IS NOT ELIGIBLE TO BE USED AS COLLATERAL TO SECURE A LOAN FROM THE BANK. THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

UNLESS THIS SUBORDINATED NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUBORDINATED NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCHAS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SUBORDINATED NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SUBORDINATED NOTE MUST BE AN INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SUBORDINATED NOTE AT ALL TIMES.

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No. FXR-
CUSIP NO.:	REGISTERED

GLOBAL SUBORDINATED BANK NOTE (Fixed Rate)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

INTEREST RATE: %	MATURITY DATE[1]:

INTEREST PAYMENT DATE(S):
[ ] At Maturity only
[ ] and of each year	INITIAL INTEREST PAYMENT DATE:
[ ] Other:

REGULAR RECORD DATES (if other than the fifteenth calendar day (whether or not a Business Day) next preceding the applicable Interest Payment Date):

INITIAL REDEMPTION DATE:	INITIAL REDEMPTION PERCENTAGE:

ANNUAL REDEMPTION PERCENTAGE REDUCTION:	HOLDER’S OPTIONAL REPAYMENT DATE(S)[2]:

DAY COUNT CONVENTION
[ ] 30/360
[ ] OTHER:

ADDENDUM ATTACHED:	ORIGINAL ISSUE DISCOUNT:
[ ] Yes	[ ] Yes
[ ] No	[ ] No

DEFAULT RATE: %	Total Amount of OID:
Yield to Maturity:
OTHER PROVISIONS:	Initial Accrual Period:

[1]	The Maturity Date will be five years or more from the Original Issue Date.
[2]	No repayment will be made without the prior written approval of the Office of the Comptroller of the Currency (the “OCC”) if such approval is then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the OCC).

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PNC Bank, National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest in arrears thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Subordinated Note (or any predecessor Subordinated Note) has been paid or duly provided for on the Interest Payment Date or Dates specified above (each, an “Interest Payment Date”), and at maturity or upon earlier redemption or repayment, if applicable, commencing on the Initial Interest Payment Date specified above at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Subordinated Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on the Regular Record Date, which unless otherwise specified above shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) next preceding the applicable Interest Payment Date (a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and will instead be payable to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) determined by the Issuing and Paying Agent (as defined below), notice of which shall be given to the holders of Subordinated Notes not less than 10 calendar days prior to such Special Record Date.

Payment of principal of, premium, if any, and interest on, this Subordinated Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (which may be the Bank) (the “Issuing and Paying Agent,” which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Subordinated Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the “Issuing and Paying Agency Agreement”) and having an office or agency (the “Issuing and Paying Agent Office”) in New York City or in the city in which the Bank is headquartered (the “Place of Payment”), where this Subordinated Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Subordinated Note may be served. The Bank has initially appointed PNC Bank, National Association as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements. The Bank may resign as or remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Subordinated Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately

B-3-4

available funds upon presentation and surrender of this Subordinated Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Subordinated Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Subordinated Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to “this Subordinated Note”, “hereof”, “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Subordinated Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Bank has caused this Subordinated Note to be duly executed.

PNC BANK, NATIONAL ASSOCIATION

By:
Authorized Signatory

Dated:

ISSUING AND PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the Issuing and Paying Agency Agreement.

PNC BANK, NATIONAL ASSOCIATION, as the Issuing and Paying Agent

By:
Authorized Signatory

B-3-6

[Reverse]

This Subordinated Note is one of a duly authorized issue of Subordinated Bank Notes of the Bank due five years or more from date of issue (the “Subordinated Notes”).

Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. Unless otherwise specified on the face hereof, interest on this Subordinated Note will be computed on the basis of a 360-day year of twelve 30-day months.

Any provision contained herein with respect to the calculation of the rate of interest applicable to this Subordinated Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Subordinated Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and any interest on, this Subordinated Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be. “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in New York City and in Pittsburgh, Pennsylvania is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

The indebtedness of the Bank evidenced by this Subordinated Note, including principal, premium, if any, and interest, is unsecured and subordinate and junior in right of payment to the Bank’s obligations to its depositors (including uninsured depositors), its obligations under bankers’ acceptances and letters of credit, its obligations to senior creditors (including obligations to holders of senior notes and general creditors and any obligations to any Federal Reserve Bank, the Federal Deposit Insurance Corporation (the “FDIC”), any Federal Home Loan Bank and any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e)), its obligations with respect to claims under its other senior obligations, including its obligations under any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate futures or option contracts, or other financial agreement or arrangement designed to protect against fluctuations in interest rates or foreign exchange currencies, and any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar obligations in respect of such senior obligations, in each case whether such obligations are outstanding at this date or are hereafter incurred, other than any obligations which by their express terms rank on a parity with, or junior to, the Subordinated Notes. In addition, the Subordinated Notes may be fully subordinated to interests held by the U.S. government in the event the Bank or The PNC Financial Services Group, Inc., its parent company, enters into any receivership, insolvency, liquidation, or similar proceeding.

B-3-7

In case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on a parity with, or junior to, the Subordinated Notes) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on this Subordinated Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Subordinated Note, together with any obligations of the Bank ranking on a parity with this Subordinated Note, shall be entitled to be paid from the remaining assets of the Bank, the unpaid principal, premium, if any, and interest on this Subordinated Note and such other obligations, as applicable, before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Subordinated Note.

This Subordinated Note will not be subject to any sinking fund. If so provided on the face of this Subordinated Note and subject to the prior approval, if then required, of the Office of the Comptroller of the Currency (the “OCC”), this Subordinated Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Subordinated Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, and subject to the prior approval, if then required, of the OCC, this Subordinated Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000 and no owner of a beneficial interest in this Subordinated Note shall hold a beneficial interest of less than $250,000 principal amount) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Subordinated Notes at any time outstanding are to be redeemed, the terms of the Subordinated Notes to be so redeemed shall be selected by the Bank. If less than all the Subordinated Notes with identical terms at any time outstanding are to be redeemed, the Subordinated Notes to be so redeemed shall be selected by the Issuing and Paying Agent pro rata, by lot or in any usual manner approved by it or required by the Depositary. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. The Issuing and Paying Agent is not required to register the transfer of or exchange of any Subordinated Note that has been called for redemption in whole or in part, except the unredeemed portion of the Subordinated Notes being redeemed in part, during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of such redemption and ending at the close of business on the day of such mailing.

The “Redemption Price” in an optional redemption described in the preceding paragraph shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Subordinated Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

B-3-8

In addition, the Bank may redeem this Subordinated Note in whole but not in part at any time at a redemption price equal to the principal amount of the Note or, in the case of a Discount Note, equal to the amortized face amount as determined as of the date of redemption, together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to but excluding the date fixed for redemption (“Capital Treatment Event Redemption Date”), at any time within 90 days of a Capital Treatment Event. As used herein, “Capital Treatment Event” means the reasonable determination by the Bank that, as a result of any amendment to, or change in, including any announced proposed change in, the laws or regulations of the United States or any political subdivision thereof or therein; or any official or administrative pronouncement or action or judicial decision interpreting such laws or regulations; which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the date hereof, there is more than an insubstantial risk that the Bank will not be entitled to treat an amount equal to the principal amount of this Subordinated Note as Tier 2 capital, or the equivalent thereof, for purposes of the capital adequacy guidelines as in effect and applicable to the Bank on the Original Issue Date. In the event of a redemption for a Capital Treatment Event, the Bank will give irrevocable notice of its intention to redeem this Subordinated Note not more than 60 nor less than 30 days prior to the Capital Treatment Event Redemption Date.

From and after any Redemption Date or Capital Treatment Event Redemption Date, if monies for the redemption of this Subordinated Note have been made available for redemption on the applicable redemption date, this Subordinated Note will cease to bear interest, if applicable, and the only right of the holders of the Subordinated Notes shall be to receive payment of the principal amount or, in the case of a Discount Note, the amortized face amount, together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the Capital Treatment Event Redemption Date.

This Subordinated Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof either in whole or in part on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof; provided that no repayment shall occur earlier than five years after the Original Issue Date and this Subordinated Note will not be repayable prior to Maturity without the prior approval of the OCC if then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the OCC). If no Holder’s Optional Repayment Date is specified on the face hereof, this Subordinated Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder’s Optional Repayment Date, if any, this Subordinated Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000 and no owner of a beneficial interest in this Subordinated Note will hold a beneficial interest of less than $250,000 principal amount) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Subordinated Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Subordinated Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements, or at such other address which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date. In the event of

B-3-9

repayment of this Subordinated Note in part only, a new Subordinated Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

In case any Subordinated Note shall at any time become mutilated, destroyed, lost or stolen, and such Subordinated Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue and the Issuing and Paying Agent shall authenticate a new Subordinated Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Subordinated Note or in lieu of the Subordinated Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Subordinated Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Subordinated Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Subordinated Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Subordinated Note. If any Subordinated Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Subordinated Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Subordinated Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Subordinated Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

An “Event of Default” with respect to this Subordinated Note will occur only upon: (i) the entry by a court having jurisdiction in the premises or an administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days or (ii) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable

B-3-10

United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Subordinated Note may declare the principal amount of, and accrued interest and premium, if any, on, this Subordinated Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Subordinated Note may be waived by the holder hereof.

Payment of principal on this Subordinated Note may be accelerated only in the case of an Event of Default. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on, this Subordinated Note or in the performance of any other obligation of the Bank under this Subordinated Note or under any other security issued by the Bank.

Notwithstanding anything to the contrary in this Subordinated Note, to the extent then required under or pursuant to applicable laws or regulations (including, without limitation, applicable capital regulations) then in effect, no repayment pursuant to an acceleration of maturity may be made on this Subordinated Note without the prior approval of any bank supervisory authority having jurisdiction over the Bank and requiring such approval. In the event of the appointment of a receiver, liquidator or conservator for the Bank, the FDIC as conservator or receiver has broad powers with respect to contracts, including the Subordinated Notes, in spite of any acceleration provision.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Subordinated Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, banking association or other legal entity (collectively, the “corporation”) or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the

B-3-11

performance or observance of any of the terms, covenants and conditions of this Subordinated Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Subordinated Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Subordinated Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Subordinated Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Subordinated Note and may be liquidated and dissolved.

Notwithstanding any other provision of this Subordinated Note, including specifically the provisions set forth herein relating to subordination, Events of Default and covenants of the Bank, it is expressly understood and agreed that any conservator or receiver or other similar official of the Bank shall have the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Subordinated Note to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of, premium, if any, and interest on, this Subordinated Note and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption pursuant to the provisions of this Subordinated Note, and shall serve to return the holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Subordinated Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest from its original due date at the rate provided for herein.

Any action by the holder of this Subordinated Note shall bind all future holders of this Subordinated Note, and of any Subordinated Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in Pittsburgh, Pennsylvania, herein referred to as the “Subordinated Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Subordinated Notes and of transfers of the Subordinated Notes.

B-3-12

The transfer of this Subordinated Note is registerable in the Subordinated Note Register, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Subordinated Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Subordinated Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Bank may, from time to time, without the consent of any holder, issue additional Subordinated Notes so as to form a single tranche with this Subordinated Note. Any such additional Subordinated Notes will be “fungible” with this Subordinated Note for U.S. Federal income tax purposes. As used herein, “tranche” means all Subordinated Notes that have the same maturity date, interest payment basis, interest payment dates, if any, and other terms, except for the original issue date, issue price and initial interest payment date, if applicable.

In the event of the failure by the Bank to make payment of principal of, premium, if any, or interest on this Subordinated Note (and, in the case of payment of interest, such failure to pay shall have continued for 2 days), the Bank will, upon written demand of the holder of this Subordinated Note, pay to the holder of this Subordinated Note the whole amount then due and payable (without acceleration) on this Subordinated Note for principal, premium, if any, and interest, with interest on the overdue principal of, premium, if any, and interest on, this Subordinated Note to the extent provided for herein. If the Bank fails to pay such amount upon such demand, the holder of this Subordinated Note may, among other things, institute a judicial proceeding for the collection of such amount.

No service charge shall be made to a holder of this Subordinated Note for any transfer or exchange of this Subordinated Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Subordinated Note are exchangeable for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Subordinated Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 90 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Subordinated Note. Any Subordinated Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Subordinated Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

B-3-13

This Subordinated Note may be amended, modified or supplemented by the Bank and the Issuing and Paying Agency Agreement may be amended, modified or supplemented by the Bank and the Issuing and Paying Agent, (a) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or therein, (b) to make any further modifications of the terms of the Issuing and Paying Agency Agreement necessary or desirable to allow for the issuance of any additional Subordinated Notes (which modifications shall not be materially adverse to Holders of Subordinated Notes that are then outstanding); (c) to conform any provision of this Subordinated Note to the description thereof contained in the Offering Circular and any Pricing Supplement related to the offering of this Subordinated Note, or (d) in any manner that the Bank and, in the case of the Issuing and Paying Agency Agreement, the Issuing and Paying Agent may deem necessary or desirable and which the Bank determines, as evidenced by an opinion of counsel delivered to the Issuing and Paying Agent, will not materially adversely affect the interests of the Holders of the then outstanding Subordinated Notes, to all of which each Holder of Subordinated Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the Holders of at least 66-2/3% of the principal amount of the Subordinated Notes to be affected thereby, the Bank and the Issuing and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing in any other respect the Issuing and Paying Agency Agreement or the provisions of this Subordinated Note for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Issuing and Paying Agency Agreement or of modifying in any manner the rights of the Holders of this Subordinated Note; provided, however, that no such modification, amendment or supplement may, without the consent of the Holder of each Subordinated Note then outstanding and affected thereby, (i) change the stated maturity date with respect to this Subordinated Note or reduce or cancel the amount payable at maturity, (ii) reduce the amount payable or modify the payment date for any interest with respect to this Subordinated Note or vary the method of calculating the rate of interest with respect to this Subordinated Note, (iii) reduce any minimum interest rate and/or maximum interest rate (as such terms are defined in the Offering Circular, any applicable Global Subordinated Bank Note or any Pricing Supplement) with respect to this Subordinated Note, (iv) modify the currency in which payments under this Subordinated Note appertaining hereto are to be made, (v) reduce the percentage in principal amount of outstanding Subordinated Notes the consent of the Holders of which is necessary to modify or amend the Issuing and Paying Agency Agreement, or (vi) materially modify the redemption provisions relating to the redemption price or redemption date with respect to this Subordinated Note. Any instrument given by or on behalf of any Holder of this Subordinated Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of this Subordinated Note. Any modifications, amendments or waivers to the Issuing and Paying Agency Agreement or the provisions of this Subordinated Note will be conclusive and binding on all Holders this Subordinated Note, whether or not notation of such modifications, amendments or waivers is made upon this Subordinated Note. It will not be necessary for the consent of the Holders of this Subordinated Note to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Subordinated Notes authenticated and delivered after the execution of any modification, amendment or supplement to the Issuing and Paying Agency Agreement may bear a notation as to any matter provided for in that modification, amendment or supplement. New Subordinated Notes modified as to conform, in the opinion of the Bank and

B-3-14

that of the Issuing and Paying Agent, as applicable, to any modification contained in any amendment may be prepared by the Bank, authenticated by the Issuing and Paying Agent, and delivered in exchange for the Subordinated Notes then outstanding. If the Bank and the Issuing and Paying Agent effect any modification, amendment or supplement to the provisions of this Subordinated Note, the Bank will have no obligation to make a similar modification, amendment or supplement to any other Subordinated Note, irrespective of the Series to which the other Subordinated Note may belong. Neither the Bank nor any affiliate of the Bank may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Issuing and Paying Agency Agreement or any Subordinated Notes unless such consideration is offered to all Holders whose Subordinated Notes would be subject to such consent, waiver or amendment and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

Prior to due presentment of this Subordinated Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Subordinated Note shall be in writing and addressed to the Bank at Three PNC Plaza, Three PNC Plaza, 225 Fifth Avenue, 6th Floor, Pittsburgh, Pennsylvania 15222, Attention: Lisa Kovac, or to such other address of the Bank as the Bank may notify the holder of this Subordinated Note.

This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania (without regard to conflicts of laws principles) and all applicable federal laws and regulations.

B-3-15

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Subordinated Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

B-3-16

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Subordinated Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Subordinated Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-3-17

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Subordinated Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

(Please print or typewrite name and address of the undersigned)

For this Subordinated Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Securities Settlement, or at such other place or places of which the Bank shall from time to time notify the holder of this Subordinated Note, not more than 60 days nor less than 30 days prior to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Subordinated Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Subordinated Notes to be issued to the holder for the portion of this Subordinated Note not being repaid (in the absence of any such specification, one such Subordinated Note will be issued for the portion not being repaid):

$
Dated:	NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name, as written upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

B-3-18

Exhibit B-4

(Form of Floating Rate Global Subordinated Bank Note)

B-4-1

THIS SUBORDINATED NOTE IS AN OBLIGATION SOLELY OF PNC BANK, NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, ANY OTHER BANK OR THE PNC FINANCIAL SERVICES GROUP, INC. OR ANY AFFILIATE THEREOF OTHER THAN THE BANK. THE OBLIGATIONS EVIDENCED BY THIS SUBORDINATED NOTE ARE SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND OTHER CREDITORS (INCLUDING, WITHOUT LIMITATION, GENERAL CREDITORS) OF THE BANK, INCLUDING CLAIMS OF HOLDERS OF ANY SENIOR NOTES AND THE BANK’S OTHER SENIOR CREDITORS AND ARE NOT SECURED. IN ADDITION, THIS SUBORDINATED NOTE IS NOT ELIGIBLE TO BE USED AS COLLATERAL TO SECURE A LOAN FROM THE BANK. THIS SUBORDINATED NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

UNLESS THIS SUBORDINATED NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUBORDINATED NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCHAS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS SUBORDINATED NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS SUBORDINATED NOTE MUST BE AN INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS SUBORDINATED NOTE AT ALL TIMES.

B-4-2

No. FLR- REGISTERED

CUSIP NO.:

GLOBAL SUBORDINATED BANK NOTE

(Floating Rate)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

INITIAL INTEREST RATE: %	MATURITY DATE[3]:

INTEREST RATE BASIS OR BASES:	INDEX MATURITY:

IF LIBOR:	REGULAR RECORD DATES (if other than the fifteenth calendar day (whether or not a Business Day) next preceding the applicable Interest Payment Date):
Designated LIBOR Currency:

IF FED FUNDS:
[ ] Federal Funds (Effective) Rate [ ] Federal Funds Open Rate [ ] Federal Funds Target Rate

INDEX CURRENCY:

SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:

MAXIMUM INTEREST RATE:	MINIMUM INTEREST RATE:

INTEREST PAYMENT DATES:	INTEREST PAYMENT PERIOD:

INITIAL INTEREST PAYMENT DATE:

INITIAL INTEREST RESET DATE:	INTEREST RESET PERIOD:

INTEREST RESET DATES:	CALCULATION AGENT (if other than PNC Bank, National Association):

[3]	The Maturity Date will be five years or more from the Original Issue Date.

B-4-3

INITIAL REDEMPTION DATE:	ANNUAL REDEMPTION PERCENTAGE REDUCTION:

INITIAL REDEMPTION PERCENTAGE:	HOLDER’S OPTIONAL REPAYMENT DATE(S)[4]:

INTEREST CALCULATION:	DAY COUNT CONVENTION
[ ] Regular Floating Rate Subordinated Note [ ] Floating Rate/Fixed Rate Subordinated Note Fixed Rate Commencement Date: Fixed Interest Rate: [ ] Fixed Rate/Floating Rate Subordinated Note	[ ] 30/360 for the period from and including to but excluding . [ ] Actual/360 for the period from and including to but excluding .
Fixed Interest Rate: Initial Interest Reset Date:	[ ] Actual/Actual for the period from and including to but excluding .

[ ] Step-Up Note: Step-Up Rate Commencement Date: Step-Up Rate Adjustment:

ADDENDUM ATTACHED:	ORIGINAL ISSUE DISCOUNT:
[ ] Yes	[ ] Yes
[ ] No	[ ] No

Total Amount of OID:
Yield to Maturity:
Initial Accrual Period:

OTHER PROVISIONS:	DEFAULT RATE: %

[4]	No repayment will be made without the prior written approval of the Office of the Comptroller of the Currency (the “OCC”) if such approval is then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the OCC).

B-4-4

PNC Bank, National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of                      United States Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest in arrears thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date on which interest on this Subordinated Note (or any predecessor Subordinated Note) has been paid or duly provided for on the Interest Payment Date or Dates specified above (each, an “Interest Payment Date”), and at maturity or upon earlier redemption or repayment, if applicable, commencing on the Initial Interest Payment Date specified above, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Subordinated Note specified above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on the Regular Record Date, which unless otherwise specified above shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) next preceding the applicable Interest Payment Date (a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and will instead be payable to the person in whose name this Subordinated Note (or any predecessor Subordinated Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) determined by the Issuing and Paying Agent (as defined below), notice of which shall be given to the holders of Subordinated Notes not less than 10 calendar days prior to such Special Record Date.

Payment of principal of, premium, if any, and interest on, this Subordinated Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Bank will at all times appoint and maintain an issuing and paying agent (which may be the Bank) (the “Issuing and Paying Agent”, which term shall include any successor Issuing and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Subordinated Note on behalf of the Bank pursuant to an issuing and paying agency agreement (the “Issuing and Paying Agency Agreement”) and having an office or agency (the “Issuing and Paying Agent Office”) in New York City or in the city in which the Bank is headquartered (the “Place of Payment”), where this Subordinated Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Subordinated Note may be served. The Bank has initially appointed PNC Bank, National Association as the Issuing and Paying Agent, with the Issuing and Paying Agent Office currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements. The Bank may resign as or remove the Issuing and Paying Agent pursuant to the terms of the Issuing and Paying Agency Agreement and may appoint a successor Issuing and Paying Agent.

B-4-5

Payment of principal of, premium, if any, and interest on, this Subordinated Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Subordinated Note to the Issuing and Paying Agent at the Issuing and Paying Agent Office; provided that this Subordinated Note is presented to the Issuing and Paying Agent in time for the Issuing and Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Subordinated Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Issuing and Paying Agent by the person entitled to such payments.

Reference herein to “this Subordinated Note”, “hereof”, “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Subordinated Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

B-4-6

IN WITNESS WHEREOF, the Bank has caused this Subordinated Note to be duly executed.

PNC BANK, NATIONAL ASSOCIATION

By:
Authorized Signatory

Dated:

ISSUING AND PAYING AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the Issuing and Paying Agency Agreement.

PNC BANK, NATIONAL ASSOCIATION as the Issuing and Paying Agent

By:
Authorized Signatory

B-4-7

[Reverse]

This Subordinated Note is one of a duly authorized issue of Subordinated Bank Notes of the Bank due five years or more from date of issue (the “Subordinated Notes”).

If any Interest Payment Date (other than an Interest Payment Date at the Maturity Date or date of earlier redemption or repayment of this Subordinated Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as specified on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day. Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof. If the Maturity Date or date of earlier redemption or repayment of this Subordinated Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Subordinated Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

The indebtedness of the Bank evidenced by this Subordinated Note, including principal, premium, if any, and interest, is unsecured and subordinate and junior in right of payment to the Bank’s obligations to its depositors (including uninsured depositors), its obligations under bankers’ acceptances and letters of credit, its obligations to senior creditors (including obligations to holders of senior notes and general creditors and any obligations to any Federal Reserve Bank, the Federal Deposit Insurance Corporation (the “FDIC”), any Federal Home Loan Bank and any rights acquired by the FDIC as a result of loans made by the FDIC to the Bank or the purchase or guarantee of any of its assets by the FDIC, pursuant to the provisions of 12 U.S.C. Section 1823(c), (d) or (e)), its obligations with respect to claims under its other senior obligations, including its obligations under any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate futures or option contracts, or other financial agreement or arrangement designed to protect against fluctuations in interest rates or foreign exchange currencies, and any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar obligations in respect of such senior obligations, in each case whether such obligations are outstanding at this date or are hereafter incurred, other than any obligations which by their express terms rank on a parity with, or junior to, the Subordinated Notes. In addition, the Subordinated Notes may be fully subordinated to interests held by the U.S. government in the event the Bank or The PNC Financial Services Group, Inc., its parent company, enters into any receivership, insolvency, liquidation, or similar proceeding.

In case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on a parity with, or junior to, the Subordinated Notes) shall be entitled to be paid in full before any payment shall be made on account of the principal of, premium, if any, or interest on this Subordinated Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the holder of this Subordinated Note,

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together with any obligations of the Bank ranking on a parity with this Subordinated Note, shall be entitled to be paid from the remaining assets of the Bank, the unpaid principal, premium, if any, and interest on this Subordinated Note and such other obligations, as applicable, before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Subordinated Note.

This Subordinated Note will not be subject to any sinking fund. If so provided on the face of this Subordinated Note and subject to the prior approval, if then required, of the Office of the Comptroller of the Currency (the “OCC”), this Subordinated Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof. If no Initial Redemption Date is specified on the face hereof, this Subordinated Note may not be redeemed prior to the Maturity Date. On and after the Initial Redemption Date, if any, and subject to the prior approval, if then required, of the OCC, this Subordinated Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000 and no owner of a beneficial interest in this Subordinated Note shall hold a beneficial interest of less than $250,000 principal amount) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof. Whenever less than all the Subordinated Notes at any time outstanding are to be redeemed, the terms of the Subordinated Notes to be so redeemed shall be selected by the Bank. If less than all the Subordinated Notes with identical terms at any time outstanding are to be redeemed, the Subordinated Notes to be so redeemed shall be selected by the Issuing and Paying Agent pro rata, by lot or in any usual manner approved by it or required by the Depositary. In the event of redemption of this Subordinated Note in part only, a new Subordinated Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. The Issuing and Paying Agent is not required to register the transfer of or exchange of any Subordinated Note that has been called for redemption in whole or in part, except the unredeemed portion of the Subordinated Notes being redeemed in part, during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of such redemption and ending at the close of business on the day of such mailing.

The “Redemption Price” in an optional redemption described in the preceding paragraph shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Subordinated Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

In addition, the Bank may redeem this Subordinated Note in whole but not in part at any time at a redemption price equal to the principal amount of the Note or, in the case of a Discount Note, equal to the amortized face amount as determined as of the date of redemption, together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to but excluding the date fixed for redemption (“Capital Treatment Event Redemption Date”), at any time within 90 days of a Capital Treatment Event. As used herein, “Capital Treatment Event” means the reasonable determination by the Bank that, as a result of any amendment to, or change

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in, including any announced proposed change in, the laws or regulations of the United States or any political subdivision thereof or therein; or any official or administrative pronouncement or action or judicial decision interpreting such laws or regulations; which amendment or change is effective or which proposed change, pronouncement, action or decision is announced on or after the date hereof, there is more than an insubstantial risk that the Bank will not be entitled to treat an amount equal to the principal amount of this Subordinated Note as Tier 2 capital, or the equivalent thereof, for purposes of the capital adequacy guidelines as in effect and applicable to the Bank on the Original Issue Date. In the event of a redemption for a Capital Treatment Event, the Bank will give irrevocable notice of its intention to redeem this Subordinated Note not more than 60 nor less than 30 days prior to the Capital Treatment Event Redemption Date.

From and after any Redemption Date or Capital Treatment Event Redemption Date, if monies for the redemption of this Subordinated Note have been made available for redemption on the applicable redemption date, this Subordinated Note will cease to bear interest, if applicable, and the only right of the holders of the Subordinated Notes shall be to receive payment of the principal amount or, in the case of a Discount Note, the amortized face amount, together with unpaid interest accrued hereon at the applicable rate borne by this Subordinated Note to the Capital Treatment Event Redemption Date.

This Subordinated Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof either in whole or in part on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof; provided that no repayment shall occur earlier than five years after the Original Issue Date and this Subordinated Note will not be repayable prior to Maturity without the prior approval of the OCC if then required under applicable law, regulations or regulatory guidelines (including, without limitation, the applicable capital regulations and guidelines of the OCC). If no Holder’s Optional Repayment Date is specified on the face hereof, this Subordinated Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder’s Optional Repayment Date, if any, this Subordinated Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000 and no owner of a beneficial interest in this Subordinated Note will hold a beneficial interest of less than $250,000 principal amount) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment. For this Subordinated Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Subordinated Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Security Settlements, or at such other address which the Bank shall from time to time notify the holders of the Subordinated Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date. In the event of repayment of this Subordinated Note in part only, a new Subordinated Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

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The interest rate borne by this Subordinated Note shall be determined as follows:

1. If this Subordinated Note is designated as a Regular Floating Rate Subordinated Note on the face hereof or if no designation is made for Interest Calculation on the face hereof, then, except as described below or in an Addendum hereto, this Subordinated Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Subordinated Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Initial Interest Rate.

2. If this Subordinated Note is designated as a Fixed Rate/Floating Rate Subordinated Note on the face hereof, then, except as described below or in an Addendum hereto, this Subordinated Note shall bear interest at the Fixed Interest Rate specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Subordinated Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Fixed Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Initial Interest Reset Date to but excluding the Stated Maturity Date or date of earlier redemption or repayment shall be at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof.

3. If this Subordinated Note is designated as a Floating Rate/Fixed Rate Subordinated Note on the face hereof, then, except as described below or in an Addendum hereto, this Subordinated Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Subordinated Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Initial Interest Rate; and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to but excluding the Stated Maturity Date or date of earlier redemption or repayment shall be the Fixed Interest Rate, if such a rate is specified on the face hereof, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

4. If this Subordinated Note is designated as a Step-Up Note on the face hereof, then, unless as otherwise described below or in an Addendum hereto, this Subordinated Note will bear interest at a fixed rate of interest in effect for the period from the Original Issue Date until the Initial Interest Reset Date, as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Step-up Note is payable shall be increased as of each Interest Reset Date to a higher, predetermined rate as specified on the face hereof or in an Addendum hereto.

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Notwithstanding the foregoing, if this Subordinated Note is designated on the face hereof as having an Addendum attached, this Subordinated Note shall bear interest in accordance with the terms described in such Addendum.

Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if LIBOR is an applicable Interest Rate Basis and if such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day.

Unless otherwise specified on the face hereof, any interest payable on this Subordinated Note on any Interest Payment Date will equal the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

Unless otherwise specified on the face hereof, any accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such date will be computed by dividing the interest rate applicable to such day by 360 if the Federal Funds Rate or LIBOR is an applicable Interest Rate Basis. Unless otherwise specified on the face hereof, the interest factor for this Subordinated Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, will be calculated in each period in the same manner as if only the applicable Interest Rate Bases specified on the face hereof applied.

The interest rate applicable to each day in an Interest Reset Period commencing on the related Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be calculated on such Interest Determination Date. The “Interest Determination Date” with respect to the Federal Funds Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; and the “Interest Determination Date” with respect to LIBOR shall be the second London Banking Day (as defined below) immediately preceding the applicable Interest Reset Date, unless the Designated LIBOR Currency is British pounds sterling, in which case the “Interest Determination Date” will be the applicable Interest Reset Date. If the interest rate of this Subordinated Note is determined with reference to two or more Interest Rate Bases specified on

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the face hereof, the “Interest Determination Date” pertaining to this Subordinated Note shall be the latest Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the related Interest Reset Date.

Unless otherwise specified on the face hereof, the “Calculation Date” pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be. All calculations on this Subordinated Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank. The determination of any interest rate by the Calculation Agent will be final and binding absent manifest error.

All percentages resulting from any calculation on this Subordinated Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 5.876545% (or 0.05876545) would be rounded to 5.87655% (or 0.0587655) and 5.876544% (or 0.05876544) would be rounded to 5.87654% (or 0.0587654)), and all dollar amounts used in or resulting from such calculation will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the smallest denominational unit (with one-half cent being rounded upwards).

As used herein, “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in New York City and in Pittsburgh, Pennsylvania is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Banking Day. As used herein, unless otherwise specified on the face hereof, “London Banking Day” means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Federal Funds Rate. If an Interest Rate Basis for this Subordinated Note is the Federal Funds Rate, as specified on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a “Federal Funds Rate Interest Determination Date”) in accordance with the following provisions:

(i) If “Federal Funds (Effective) Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date will be the Federal Funds Rate on such date for United States dollar federal funds as published in H.15(519) opposite the caption “Federal Funds (Effective)”, as such rate is displayed on the FEDL01 Index Page of Bloomberg L.P. (“Bloomberg”) or, if such rate is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).” If such rate does not appear on the FEDL01 Index Page on Bloomberg or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the

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related Calculation Date, then the Federal Funds Rate with respect to such Federal Funds Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent, prior to 9:00 A.M., New York City time, on the Business Day following such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date. As used herein, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Federal Reserve Board.

(ii) If “Federal Funds Open Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date will be the Federal Funds Rate on such date displayed on the FEDSOPEN Index page on Bloomberg, which is the Fed Funds Opening Rate as reported by Garban Intercapital on Bloomberg, or, if such rate does not appear on FEDSOPEN Index page on Bloomberg by 3:00 P.M., New York City time, on the Calculation Date, the rate with respect to such Federal Funds Rate Interest Determination Date will be the rate on such date displayed under the heading “Federal Funds” for the relevant Index Maturity and opposite the caption “Open” as such rate is displayed on Reuters on page 5 (or any other page as may replace such page on such service) (“Reuters Page 5”). If such rate is not displayed on FEDSOPEN Index page on Bloomberg or does not appear on Reuters Page 5 or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on the business day following on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

(iii) If “Federal Funds Target Rate” is the specified Federal Funds Rate on the face hereof, the Federal Funds Rate as of the applicable Federal Funds Rate Interest Determination Date shall be the rate on such date as displayed on the FDTR Index page on Bloomberg. If such rate does not appear on the FDTR Index page on Bloomberg by 3:00 P.M., New York City time, on the Calculation Date, the Federal Funds Rate for such Federal Funds Rate Interest Determination Date will be the rate for that day appearing on Reuters Page USFFTARGET= (or any other page as may replace such page on such service) (“Reuters Page USFFTARGET=”). If such rate does not appear on the FDTR Index page on Bloomberg or is not displayed on Reuters Page USFFTARGET= by 3:00 P.M., New York City time, on the related Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be

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calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in New York City (which may include the Dealers or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date without giving effect to any resetting of the Federal Funds Rate on such Federal Funds Rate Interest Determination Date.

LIBOR. If an Interest Rate Basis for this Subordinated Note is LIBOR, as specified on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a “LIBOR Interest Determination Date”) in accordance with the following provisions:

(i) With regard to any Interest Determination Date, LIBOR will be the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof as such rate is displayed on Reuters on page LIBOR01 (or any other page as may replace such page on such service for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency (“Reuters Page LIBOR01”) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date. If no such rate appears, LIBOR on such LIBOR Interest Determination Date shall be determined in accordance with the provisions described in clause (ii) below.

(ii) With respect to a LIBOR Interest Determination Date on which no rate is displayed on Reuters Index Page LIBOR01 as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations. If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include the Dealers or their Affiliates) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

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“Designated LIBOR Currency” means U.S. dollars unless a different currency is specified on the face hereof as to which LIBOR shall be calculated.

“Principal Financial Center” means (i) New York City for U.S. dollars, or if not U.S. dollars, the capital city of the country issuing the specified currency or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to U.S. dollars, Australian dollars, Canadian dollars, euros, New Zealand dollars, South African rand and Swiss francs, the “Principal Financial Center” shall be New York City, Sydney, Toronto, The City of London (solely in the case of the Designated LIBOR Currency), Wellington, Johannesburg and Zurich, respectively.

Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Subordinated Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Subordinated Note will in no event be higher than the maximum rate permitted by Pennsylvania law, as the same may be modified by United States law of general application. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. Unless otherwise specified on the face hereof, PNC Bank, National Association will be the Calculation Agent.

At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

In case any Subordinated Note shall at any time become mutilated, destroyed, lost or stolen, and such Subordinated Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Issuing and Paying Agent and such other documents or proof as may be required by the Bank and the Issuing and Paying Agent shall be delivered to the Issuing and Paying Agent, the Bank shall issue and the Issuing and Paying Agent shall authenticate a new Subordinated Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Subordinated Note or in lieu of the Subordinated Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Subordinated Note, only upon receipt of evidence satisfactory to the Bank and the Issuing and Paying Agent that such Subordinated Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Issuing and Paying Agent. Upon the issuance of any substituted Subordinated Note, the Bank and the Issuing and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Subordinated Note. If any Subordinated Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Subordinated Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Subordinated Note) upon compliance by the holder with the provisions of this paragraph.

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No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Subordinated Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

An “Event of Default” with respect to this Subordinated Note will occur only upon: (i) the entry by a court having jurisdiction in the premises or an administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days or (ii) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Subordinated Note may declare the principal amount of, and accrued interest and premium, if any, on, this Subordinated Note due and payable immediately by written notice to the Bank. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Subordinated Note may be waived by the holder hereof.

Payment of principal on this Subordinated Note may be accelerated only in the case of an Event of Default. There is no right of acceleration in the case of a default in the payment of principal of, premium, if any, or interest on, this Subordinated Note or in the performance of any other obligation of the Bank under this Subordinated Note or under any other security issued by the Bank.

Notwithstanding anything to the contrary in this Subordinated Note, to the extent then required under or pursuant to applicable laws or regulations (including, without

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limitation, applicable capital regulations) then in effect, no repayment pursuant to an acceleration of maturity may be made on this Subordinated Note without the prior approval of any bank supervisory authority having jurisdiction over the Bank and requiring such approval. In the event of the appointment of a receiver, liquidator or conservator for the Bank, the FDIC as conservator or receiver has broad powers with respect to contracts, including the Subordinated Notes, in spite of any acceleration provision.

The Issuing and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Issuing and Paying Agent, and the Issuing and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Subordinated Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation, banking association or other legal entity (collectively, the “corporation”) or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Subordinated Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Subordinated Note. In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Subordinated Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Subordinated Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Subordinated Note and may be liquidated and dissolved.

Notwithstanding any other provision of this Subordinated Note, including specifically the provisions set forth herein relating to subordination, Events of Default and covenants of the Bank, it is expressly understood and agreed that any conservator or receiver or other similar official of the Bank shall have the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Subordinated Note to any bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal of, premium, if

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any, and interest on, this Subordinated Note and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption pursuant to the provisions of this Subordinated Note, and shall serve to return the holder hereof to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the holder of this Subordinated Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with interest from its original due date at the rate provided for herein.

Any action by the holder of this Subordinated Note shall bind all future holders of this Subordinated Note, and of any Subordinated Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Issuing and Paying Agent in pursuance of such action.

The Issuing and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Issuing and Paying Agent in Pittsburgh, Pennsylvania herein referred to as the “Subordinated Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuing and Paying Agent shall provide for the registration of the Subordinated Notes and of transfers of the Subordinated Notes.

The transfer of this Subordinated Note is registerable in the Subordinated Note Register, upon surrender of this Subordinated Note for registration of transfer at the office or agency of the Issuing and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Issuing and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Subordinated Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Subordinated Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on this Subordinated Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

The Bank may, from time to time, without the consent of any holder, issue additional Subordinated Notes so as to form a single tranche with this Subordinated Note. Any such additional Subordinated Notes will be “fungible” with this Subordinated Note for U.S. Federal income tax purposes. As used herein, “tranche” means all Subordinated Notes that have the same maturity date, interest payment basis, interest payment dates, if any, and other terms, except for the original issue date, issue price and initial interest payment date, if applicable.

In the event of the failure by the Bank to make payment of principal of, premium, if any, or interest on this Subordinated Note (and, in the case of payment of interest, such failure to pay shall have continued for 2 days), the Bank will, upon written demand of the holder of this Subordinated Note, pay to the holder of this Subordinated Note the whole amount then due and

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payable (without acceleration) on this Subordinated Note for principal, premium, if any, and interest, with interest on the overdue principal of, premium, if any, and interest on, this Subordinated Note to the extent provided for herein. If the Bank fails to pay such amount upon such demand, the holder of this Subordinated Note may, among other things, institute a judicial proceeding for the collection of such amount.

No service charge shall be made to a holder of this Subordinated Note for any transfer or exchange of this Subordinated Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Subordinated Note are exchangeable for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Subordinated Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 90 days, or (y) the Bank in its sole discretion determines not to have such beneficial interests represented by this Subordinated Note. Any Subordinated Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Subordinated Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such definitive Subordinated Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Issuing and Paying Agent.

Prior to due presentment of this Subordinated Note for registration of transfer, the Bank, the Issuing and Paying Agent or any agent of the Bank or the Issuing and Paying Agent may treat the holder in whose name this Subordinated Note is registered as the owner hereof for all purposes, whether or not this Subordinated Note be overdue, and neither the Bank, the Issuing and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

This Subordinated Note may be amended, modified or supplemented by the Bank and the Issuing and Paying Agency Agreement may be amended, modified or supplemented by the Bank and the Issuing and Paying Agent, (a) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or therein, (b) to make any further modifications of the terms of the Issuing and Paying Agency Agreement necessary or desirable to allow for the issuance of any additional Subordinated Notes (which modifications shall not be materially adverse to Holders of Subordinated Notes that are then outstanding); (c) to conform any provision of this Subordinated Note to the description thereof contained in the Offering Circular and any Pricing Supplement related to the offering of this Subordinated Note, or (d) in any manner that the Bank and, in the case of the Issuing and Paying Agency Agreement, the Issuing and Paying Agent may deem necessary or desirable and which the Bank determines, as evidenced by an opinion of counsel delivered to the Issuing and Paying Agent, will not materially adversely affect the interests of the Holders of the then outstanding Subordinated Notes, to all of which each Holder of Subordinated Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the Holders of at least 66-2/3% of the principal amount of the Subordinated Notes to be affected thereby, the Bank and the

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Issuing and Paying Agent may from time to time and at any time enter into agreements modifying, amending or supplementing in any other respect the Issuing and Paying Agency Agreement or the provisions of this Subordinated Note for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Issuing and Paying Agency Agreement or of modifying in any manner the rights of the Holders of this Subordinated Note; provided, however, that no such modification, amendment or supplement may, without the consent of the Holder of each Subordinated Note then outstanding and affected thereby, (i) change the stated maturity date with respect to this Subordinated Note or reduce or cancel the amount payable at maturity, (ii) reduce the amount payable or modify the payment date for any interest with respect to this Subordinated Note or vary the method of calculating the rate of interest with respect to this Subordinated Note, (iii) reduce any minimum interest rate and/or maximum interest rate (as such terms are defined in the Offering Circular, any applicable Global Subordinated Bank Note or any Pricing Supplement) with respect to this Subordinated Note, (iv) modify the currency in which payments under this Subordinated Note appertaining hereto are to be made, (v) reduce the percentage in principal amount of outstanding Subordinated Notes the consent of the Holders of which is necessary to modify or amend the Issuing and Paying Agency Agreement, or (vi) materially modify the redemption provisions relating to the redemption price or redemption date with respect to this Subordinated Note. Any instrument given by or on behalf of any Holder of this Subordinated Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of this Subordinated Note. Any modifications, amendments or waivers to the Issuing and Paying Agency Agreement or the provisions of this Subordinated Note will be conclusive and binding on all Holders this Subordinated Note, whether or not notation of such modifications, amendments or waivers is made upon this Subordinated Note. It will not be necessary for the consent of the Holders of this Subordinated Note to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. Subordinated Notes authenticated and delivered after the execution of any modification, amendment or supplement to the Issuing and Paying Agency Agreement may bear a notation as to any matter provided for in that modification, amendment or supplement. New Subordinated Notes modified as to conform, in the opinion of the Bank and that of the Issuing and Paying Agent, as applicable, to any modification contained in any amendment may be prepared by the Bank, authenticated by the Issuing and Paying Agent, and delivered in exchange for the Subordinated Notes then outstanding. If the Bank and the Issuing and Paying Agent effect any modification, amendment or supplement to the provisions of this Subordinated Note, the Bank will have no obligation to make a similar modification, amendment or supplement to any other Subordinated Note, irrespective of the Series to which the other Subordinated Note may belong. Neither the Bank nor any affiliate of the Bank may, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Issuing and Paying Agency Agreement or any Subordinated Notes unless such consideration is offered to all Holders whose Subordinated Notes would be subject to such consent, waiver or amendment and is paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

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All notices to the Bank under this Subordinated Note shall be in writing and addressed to the Bank at Three PNC Plaza, Three PNC Plaza, 225 Fifth Avenue, 6th Floor, Pittsburgh, Pennsylvania 15222, Attention: Lisa Kovac, or to such other address of the Bank as the Bank may notify the holder of this Subordinated Note.

This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of Pennsylvania (without regard to conflicts of laws principles) and all applicable federal laws and regulations.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Subordinated Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used

though not in the above list.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Subordinated Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Subordinated Note on the books of the Issuing and Paying Agent, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

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OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Subordinated Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

.

(Please print or typewrite name and address of the undersigned)

For this Subordinated Note to be repaid, the undersigned must give to the Issuing and Paying Agent at its offices currently located at 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, Pennsylvania 15212, Attention: Securities Settlement, or at such other place or places of which the Bank shall from time to time notify the holder of this Subordinated Note, not more than 60 days nor less than 30 days prior to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Subordinated Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Subordinated Notes to be issued to the holder for the portion of this Subordinated Note not being repaid (in the absence of any such specification, one such Subordinated Note will be issued for the portion not being repaid):

$
Dated:	NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name, as written upon the face of the within Subordinated Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

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